UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Cal Dive International, Inc.

(Name of Registrant as Specified In Its Charter)

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CAL DIVE INTERNATIONAL, INC.
400 N. Sam Houston Parkway E.
Houston, Texas 77060
Telephone: (281) 618-0400

April 9, 2007

Dear Stockholder:

You are cordially invited to join us for our 2007 Annual Meeting of Stockholders to be held on Monday, May 7, 2007 at 4:00 p.m. in the Oak Room of the Greenspoint Club, 16925 Northchase, Houston, Texas 77060.

The attached Notice of Annual Meeting and Proxy Statement describe in detail the matters proposed by your board of directors to be considered and voted upon at the meeting.

Your Vote is Important. Whether you own a few or many shares of stock, it is important that your shares be represented. Accordingly, we ask that you read the attached Notice of Meeting and Proxy Statement carefully and that you complete, date and sign the enclosed proxy and return it promptly in the accompanying postage-paid envelope. This will ensure that your vote is counted. Furnishing the enclosed proxy will not prevent you from voting in person at the meeting if you wish to do so.

We look forward to seeing you at the Annual Meeting.

Sincerely,

Owen E. Kratz
Chairman of the Board

PROXY STATEMENT
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
PROPOSAL 1: ELECTION OF DIRECTORS
PRINCIPAL STOCKHOLDERS
COMPENSATION DISCUSSION AND ANALYSIS
REPORT OF THE COMPENSATION COMMITTEE ON FISCAL 2006 EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION
ESTIMATED PAYMENTS ON TERMINATION OR CHANGE IN CONTROL
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CERTAIN TRANSACTIONS
PROPOSAL 2: PROPOSAL TO APPROVE THE AMENDED AND RESTATED 2006 LONG TERM INCENTIVE PLAN
EQUITY COMPENSATION PLAN INFORMATION
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT PUBLIC REGISTERED PUBLIC ACCOUNTING FIRM
OTHER INFORMATION
APPENDIX A
ARTICLE I ESTABLISHMENT, PURPOSE AND DURATION
ARTICLE II DEFINITIONS
ARTICLE III ELIGIBILITY AND PARTICIPATION
ARTICLE IV GENERAL PROVISIONS RELATING TO AWARDS
ARTICLE V OPTIONS
ARTICLE VI RESTRICTED STOCK AWARDS
ARTICLE VII RESTRICTED STOCK UNIT AWARDS
ARTICLE VIII ADMINISTRATION
ARTICLE IX AMENDMENT OR TERMINATION OF PLAN
ARTICLE X MISCELLANEOUS

CAL DIVE INTERNATIONAL, INC.
NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS

TO THE STOCKHOLDERS OF CAL DIVE INTERNATIONAL, INC.:

The 2007 Annual Meeting of stockholders will be held at 4:00 p.m. (CDT) on Monday, May 7, 2007 at the Greenspoint Club Oak Room, 16925 Northchase, Houston, Texas 77060, to consider the following matters:

1.	To elect two (2) Class I Directors to serve a three-year term of office expiring at our 2010 annual meeting;

2.	To approve our Amended and Restated 2006 Long Term Incentive Plan; and

3.	To transact such other business as may properly be considered at the Annual Meeting or any adjournment thereof.

The Board of Directors has set March 30, 2007 as the record date for the meeting. You may vote at the Annual Meeting only if you were a stockholder of record at the close of business on March 30, 2007.

You are invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, you may vote your shares by completing and promptly returning the enclosed Proxy Card in the envelope provided.

BY ORDER OF THE BOARD OF DIRECTORS,

Lisa M. Buchanan
Corporate Secretary

Houston, Texas
April 9, 2007

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the meeting, please complete, date, sign and return the accompanying proxy card promptly so that your shares may be voted in accordance with your wishes. An envelope, which requires no postage if mailed in the United States, is enclosed for this purpose.

CAL DIVE INTERNATIONAL, INC.
400 N. Sam Houston Parkway E.
Houston, Texas 77060
Telephone: (281) 618-0400

PROXY STATEMENT
Annual Meeting of Stockholders
May 7, 2007

We are providing these proxy materials in connection with the solicitation on behalf of the Board of Directors of Cal Dive International, Inc. of proxies to be voted at Cal Dive’s Annual Meeting of Stockholders to be held on May 7, 2007, and at any adjournment of the Annual Meeting. The Annual Meeting will be held at the Greenspoint Club Oak Room, 16925 Northchase, Houston, Texas 77060. These materials are first being mailed to stockholders on or about April 9, 2007.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Who may vote at the Annual Meeting?

The Board has set March 30, 2007 as the record date for the Annual Meeting. If you were the owner of Cal Dive Common Stock at the close of business on March 30, 2007, you may vote at the Annual Meeting. You are entitled to one vote for each share of Common Stock you held on the record date. You may cast one vote for each share of Common Stock held by you on the record date on each of the matters presented at the Annual Meeting.

How many shares must be present to hold the Annual Meeting?

The holders of a majority of Cal Dive’s outstanding Common Stock as of the record date must be present, in person or represented by proxy, at the Annual Meeting in order to hold the meeting and conduct business. This is called a quorum. On the record date, there were 84,322,906 shares of Cal Dive Common Stock issued and outstanding. Helix Energy Solutions Group, Inc. owns 61,506,691 shares of Cal Dive Common Stock, representing approximately 72.94% of the total voting power of Cal Dive Common Stock. Helix has indicated its intent to attend and vote at the Annual Meeting; thus the presence of a quorum at the Annual Meeting is assured, and Helix will have the power to control the outcome of the vote on all matters that are considered at the Annual Meeting. Shares are counted as present at the Annual Meeting if you:

•	are present in person at the Annual Meeting; or

•	have properly submitted a Proxy Card.

What proposals will be voted on at the Annual Meeting?

The matters currently scheduled to be voted on at the Annual Meeting are:

1.	The election of two “Class I” Directors to serve a three-year term of office expiring at our 2010 annual meeting; and

2.	The approval of our Amended and Restated 2006 Long Term Incentive Plan.

We will also consider other business that properly comes before the Annual Meeting in accordance with Delaware law and our By-laws, as described in more detail under “Other Information — Proposals and Director Nominations for 2008 Stockholder’s Meeting” below. The Chairman of the Annual Meeting may refuse to allow presentations of a proposal or a nomination for the Board from the floor of the Annual Meeting if the proposal or nomination was not properly submitted.

What happens if additional matters are presented at the Annual Meeting?

Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you sign and send in the proxy card, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting in accordance with Delaware law and our By-laws.

How many votes are required to approve each proposal?

The Directors will be elected by a plurality of the votes cast by holders of Common Stock present in person or represented by proxy and entitled to vote at the Meeting. This means that the director nominee with the most votes for a particular seat is elected for that seat. Assuming that a quorum is present at the Annual Meeting, the two directors receiving the greatest number of votes cast by the holders of Common Stock entitled to vote on the matter will be elected as directors.

The approval of the 2006 Plan and any other proposal being voted on requires the affirmative vote of the holders of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on that proposal.

How are votes counted?

You may vote “FOR” or “WITHHOLD AUTHORITY” with respect to the election of directors. Only votes “FOR” or “WITHHOLD AUTHORITY” are counted in determining whether a plurality has been cast in favor of a director.

Abstentions will be treated as present both for purposes of determining a quorum and with respect to approval of the 2006 Plan. Accordingly, abstentions will have no effect on the election of directors but will have the effect of a vote against the proposal to approve the 2006 Plan. If you just sign and submit your Proxy Card without voting instructions, your shares will be voted “FOR” each Director nominee and “FOR” approval of the 2006 Plan.

If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote. In this situation, a “broker non-vote” occurs. Shares that constitute broker non-votes are treated as not present and not cast for purposes of determining a quorum and with respect to all matters brought before the Annual Meeting. Accordingly, broker non-votes will have no effect on the election of directors or the approval of the 2006 Plan other than effectively reducing the number of shares needed to approve the proposal to elect directors, the proposal to approve the 2006 Plan and any other proposals introduced at the Annual Meeting.

Under the rules of the New York Stock Exchange in effect at the time this Proxy Statement was printed, if you hold your shares through a broker, your broker is permitted to vote your shares on “routine” matters, which includes the election of directors, even if the broker does not receive voting instructions from you.

How does the Board recommend that I vote?

Cal Dive’s Board recommends that you vote your shares “FOR” each of the Director nominees and “FOR” approval of the 2006 Plan.

How do I vote my shares without attending the meeting?

Whether you hold shares directly or in street name, you may direct your vote without attending the Annual Meeting. If you are a stockholder of record, you may vote by designating another person, called a proxy, to vote the stock you own by delivery of a written document called a Proxy Card. If you deliver a properly executed written proxy, that proxy will be voted at the Annual Meeting in accordance with the directions given in the proxy, unless you revoke the proxy before the Annual Meeting. For shares held in street name, you may vote by submitting voting instructions to your broker or nominee.

If your shares are registered directly in your name with our transfer agent, Wells Fargo Shareowner Services, you are considered a stockholder of record with respect to these shares and the Proxy Statement and Proxy Card are being sent directly to you by Wells Fargo. Please carefully consider the information contained in this Proxy Statement and whether or not you plan to attend the Annual Meeting, complete, date, sign and return the accompanying Proxy Card promptly so that your shares may be voted in accordance with your wishes. If you are a stockholder of record, you may vote by mail by signing and dating your Proxy Card and mailing it in the envelope provided. You should sign your name exactly as it appears on the Proxy Card. If you are signing in a representative capacity (for example as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should sign your name and indicate such title or capacity.

If, like most stockholders of the Company, you hold your shares in street name through a stockbroker, bank or other nominee rather than directly in your own name, you are considered the beneficial owner of these shares, and the proxy materials are being forwarded to you together with a voting instruction card by your broker, bank or other nominee. Please carefully consider the information contained in this Proxy Statement, then complete, date, sign and return the accompanying voting instruction card promptly so that your shares may be voted in accordance with your wishes. For shares held in street name, you should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by telephone or the Internet. If you provide specific voting instructions in accordance with the directions provided by your broker or nominee, your shares will be voted by your broker or nominee as you have directed.

How do I vote my shares in person at the meeting?

If you are a stockholder of record, to vote your shares at the Annual Meeting you should bring the enclosed Proxy Card (or use the ballot provided at the Annual Meeting) and proof of identification. You may vote shares held in street name at the Annual Meeting only if you obtain a signed “legal proxy” from the record holder (broker or other nominee) giving you the right to vote the shares and provide an account statement or letter from such broker or bank showing that you were the beneficial owner of the shares on the record date.

Even if you plan to attend the Annual Meeting, we encourage you to vote by completing, signing and mailing the enclosed Proxy Card, so your vote will be counted if you later decide not to attend the Annual Meeting.

What does it mean if I receive more than one Proxy Card?

It means you hold shares registered in more than one account. To ensure that all your shares are voted, please sign and return each Proxy Card.

May I change my vote?

Yes, you may change your vote and revoke your proxy by:

•	Sending a written statement to that effect to the Secretary of Cal Dive;

•	Submitting a properly signed Proxy Card with a later date; or

•	Voting in person at the Annual Meeting.

If you hold shares in street name, you must follow the procedures required by the holder of record, either your broker or bank, to revoke or change a proxy. You should contact the stockholder of record directly for more information on these procedures.

May stockholders ask questions at the annual meeting?

Yes. At the Annual Meeting, there will be a question and answer period during which stockholders may ask questions or make remarks directly related to the matters being voted on. In order to ensure an orderly meeting, we ask that stockholders direct questions and comments to the Chairman. In order to provide the opportunity to every stockholder who wishes to speak, the Chairman may limit each stockholder’s remarks to two minutes.

Who will count the votes?

We have hired a third party, Wells Fargo Shareowner Services, to judge the voting, be responsible for determining whether or not a quorum is present and tabulate votes cast by proxy or in person at the Annual Meeting.

Who will bear the cost for soliciting votes for the meeting?

We will bear all expenses in conjunction with the solicitation of the enclosed proxy, including the charges of brokers, banks and other custodians, nominees or fiduciaries for forwarding documents to beneficial security owners. Proxies may be solicited by mail, in person, or by telephone or by facsimile by certain of our officers, directors and employees, without extra compensation.

How do I find out the results of the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. The final voting results will be published in our second quarter 2007 quarterly report on Form 10-Q and will be available on our website at www.caldive.com under Investor Relations.

Where can I obtain the annual report and other information?

We are pleased to offer stockholders the ability to review our annual report on Form 10-K for the year ended December 31, 2006 and proxy materials electronically over the internet at the Cal Dive website (www.caldive.com) by clicking Investor Relations then SEC Filings, then the particular filing. These filings may also be viewed through the Securities and Exchange Commission website at www.sec.gov. Our 2006 Annual Report may also be viewed over the internet at the Cal Dive website by clicking Investor Relations then Annual Reports.

Whom should I call with other questions?

If you have additional questions about this Proxy Statement or the Annual Meeting or would like additional copies of this document or our 2006 Annual Report to Stockholders (including our annual Report on Form 10-K), please contact: Cal Dive International, Inc., 400 N. Sam Houston Parkway, E., Suite 1000, Houston, Texas, 77060, Attention: Corporate Secretary, telephone: (281) 618-0400.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board of Directors currently consists of six members and is divided into three classes of two persons each. The members of each class are elected to serve a three-year term with the term of office of each class ending in successive years. Owen Kratz and David E. Preng are the Directors whose terms expire at this Annual Meeting and who have been nominated for re-election to the Board to serve until the 2010 Annual Meeting or until their successors are elected and qualified. Both of these nominees are currently Directors. Both of these Directors were elected to the Board of Directors by Helix, at the time when Helix was Cal Dive’s sole stockholder.

All of the nominees have indicated a willingness to serve if elected. However, if any nominee becomes unable to serve before the election, the shares represented by proxies may be voted for a substitute designated by the Board, unless a contrary instruction is indicated on the proxy.

Information about the Company’s Directors

The following information sets forth as of February 28, 2007, certain information about the Company’s directors. There are no family relationships among any of our directors, nominees for director and executive officers.

NOMINEES FOR DIRECTOR FOR THREE YEAR TERMS ENDING IN 2010 (CLASS I):

Owen Kratz Executive Chairman Helix Energy Solutions Group, Inc.	Director since 2006 age 52

Mr. Kratz has served on our board of directors since February 2006 and is Chairman of the Board. He is currently Executive Chairman of Helix. He was Chairman of Helix from May 1998 to September 2006 and served as Chief Executive Officer of Helix from April 1997 to September 2006. Mr. Kratz served as President of Helix from 1993 until February 1999, and as a Director since 1990. He served as Chief Operating Officer of Helix from 1990 through 1997. Mr. Kratz joined Helix in 1984 and has held various offshore positions, including saturation diving supervisor, and has had management responsibility for client relations, marketing and estimating. Mr. Kratz has a Bachelor of Science degree in Biology and Chemistry from the State University of New York at Stony Brook.

David E. Preng President and CEO Preng & Associates	Director since 2006 age 60

Mr. Preng has served on our Board of Directors since December 2006. He has served as President and CEO of Preng & Associates, an executive search firm, since 1980. Previously, he spent six years in the executive search industry with two international and one national search firm. Mr. Preng was a director of Remington Oil and Gas Corp. prior to its acquisition by Helix in July 2006. Mr. Preng is also Chairman of the Board of Directors of Maverick Oil and Gas, Inc., an oil and gas exploration, development and production company, and a director of BPI Energy Holdings Inc., a company engaged in the exploration, production and commercial sale of coalbed methane. Mr. Preng holds a Bachelor of Science degree in Finance from Marquette University and an M.B.A. from DePaul University.

Chairman of the Corporate Governance and Nominating Committee and member of the Audit Committee and Compensation Committee of the Board of Directors.

The Board unanimously recommends a vote FOR these two nominees.

DIRECTORS CONTINUING IN OFFICE UNTIL 2008 (CLASS II):

William L. Transier Chairman, CEO and President Endeavour International Corporation	Director since 2006 age 51

Mr. Transier has served on the Company’s Board of Directors since December 2006. He has served as Chairman, Chief Executive Officer and President of Endeavour International Corporation, an international oil and gas exploration and production company focused on the North Sea since October 2006. He served as Co-Chief Executive Officer of Endeavour from its formation in February 2004 through September 2006. He served as Executive Vice President and Chief Financial Officer of Ocean Energy, Inc. from March 1999 to April 2003, when Ocean Energy merged with Devon Energy Corporation. From September 1998 to March 1999, Mr. Transier served as Executive Vice President and Chief Financial Officer of Seagull Energy Corporation when Seagull Energy merged with Ocean Energy. From May 1996 to September 1998, he served as Senior Vice President and Chief Financial Officer of Seagull Energy Corporation. Prior thereto, Mr. Transier served in various roles including partner from June 1986 to April 1996 in the audit department of KPMG LLP. He graduated from the University of Texas with a B.B.A. in Accounting and has a M.B.A. from Regis University. He is also a director of Helix and Reliant Energy, Inc., a provider of electricity and energy services to retail and wholesale customers in the United States.

Chairman of the Compensation Committee and a member of the Corporate Governance and Nominating Committee and Audit Committee of the Board of Directors of the Company.

Martin Ferron President and Chief Executive Officer Helix Energy Solutions Group, Inc.	Director since 2006 age 50

Mr. Ferron has served on the Company’s Board of Directors since February 2006. He is currently the President and Chief Executive Officer and a member of the board of directors of Helix. He was elected to the Board of Directors of Helix in September 1998 and has served as President of Helix since February 1999 and as Chief Executive Officer of Helix since October 2006. He also served as Chief Operating Officer of Helix from January 1998 until August 2005. Mr. Ferron has 27 years of worldwide experience in the oilfield industry, seven of which were in senior management positions with McDermott Marine Construction and Oceaneering International Services Limited immediately prior to his joining Helix. Mr. Ferron has a Civil Engineering degree from City University, London; a Masters Degree in Marine Technology from the University of Strathclyde, Glasgow; and a M.B.A. from the University of Aberdeen. Mr. Ferron is also a Chartered Civil Engineer.

DIRECTORS CONTINUING IN OFFICE UNTIL 2009 (CLASS III):

Quinn J. Hébert President and Chief Executive Officer Cal Dive International, Inc.	Director since 2006 age 43

Mr. Hébert has served as our President and Chief Executive Officer since November 2005 and has been a member of our Board of Directors since May 2006. He served as the President, Vice President Commercial, and General Counsel of Acergy US Inc. (formerly Stolt Offshore) for the North Americas Region from 1998 to 2005. Mr. Hébert terminated his working relationship with Acergy on October 31, 2005. Prior to his employment with Acergy, Mr. Hébert served as Vice President, General Counsel and Secretary of American Oilfield Divers, Inc. (also known as Ceanic Corporation). Mr. Hébert’s professional career began as an associate attorney at Jones, Walker, Waechter, Poitevent, Carrère & Denègre, LLP in New Orleans, Louisiana. Mr. Hébert holds a Bachelor of Arts in History from Louisiana State University and Juris Doctor from Boston College Law School.

Todd A. Dittmann Managing Director D.B. Zwirn & Co., L.P.	Director since 2006 age 39

Mr. Dittmann has served on our Board of Directors since December 2006. He has served as Managing Director of D.B. Zwirn & Co., L.P., a private investment firm, since April 2004. From April 1997 to April 2004, he worked for Jefferies & Co., where he most recently served as Managing Director in the Energy Investment Banking Group. From 1996 to April 1997, he served as Vice President in the Energy Investment Banking Group of Paine Webber. From 1990 until 1996, he held various positions in commercial and investment banking at Chase Manhattan Bank and its predecessors. Mr. Dittmann received an M.B.A. and a B.B.A. in Finance from the University of Texas at Austin. He is a Chartered Financial Analyst.

Chairman of the Audit Committee and a member of the Corporate Governance and Nominating Committee and Compensation Committee of the Board of Directors of the Company.

Information about Executive Officers

The following information sets forth, as of February 28, 2007, certain information about the Company’s 2006 executive officers who do not serve on the Board, all of whom are expected to remain in their current positions following the Annual Meeting.

Scott T. Naughton                                                                                                            age 52
Executive Vice President and
Chief Operating Officer

Mr. Naughton has served as our Executive Vice President and Chief Operating Officer since November 2005. He became Vice President of Helix’s Shelf Contracting Services segment in May 1998. Mr. Naughton terminated his working relationship with Helix on March 6, 2006. Mr. Naughton has been in the commercial diving industry since 1972, working offshore for 14 years as both a diver and a supervisor. He joined Helix in 1981 following its acquisition of J & J Marine Diving, and worked as an Operations Manager and a Project Manager.

G. Kregg Lunsford                                                                                                            age 38
Executive Vice President and
Chief Financial Officer

Mr. Lunsford has served as our Executive Vice President, Chief Financial Officer and Treasurer since January 2006. He became the Vice President of Finance and Audit for Helix in February 2003. Mr. Lunsford terminated his working relationship with Helix on March 6, 2006. Mr. Lunsford was a senior manager in the Transaction Advisory Services practice of Ernst & Young LLP and Arthur Andersen LLP from March 2001 until February 2003. Prior to this he served as Director of Corporate Development with PSINet Consulting Solutions and as Manager of Corporate Development with Consolidated Graphics, Inc. from April 1998 until March 2001. Mr. Lunsford began his career in the audit practice of Arthur Andersen LLP in September 1992 and was promoted to manager in 1996. He held this position until April 1998. Mr. Lunsford graduated magna cum laude from Sam Houston State University with a B.B.A. in Accounting in 1992 and is a certified public accountant.

Lisa Manget Buchanan                                                                                                    age 46
Vice President, General Counsel
and Secretary

Ms. Buchanan has served as our Vice President, General Counsel and Secretary since June 2006. Ms. Buchanan joined Jones, Walker, Waechter, Poitevent, Carrère & Denègre, LLP as an associate attorney in September 1987 and became a partner of the firm in January 1994, a position she held until June 2006. Ms. Buchanan holds a Bachelor of Science in Commerce from the University of Virginia and a Juris Doctor from Louisiana State University Law Center.

Other Information about the Board of Directors and its Committees and Corporate Governance

Board of Directors Independence

The Board has affirmatively determined that Messrs. Dittmann, Preng and Transier are “independent directors”, as that term is defined under NYSE Rule 303A and applicable rules under the Securities Exchange Act of 1934 (the “Exchange Act”). In making this determination, the Board considered Mr. Transier’s service as a director of Helix; however, there were no other transactions, relationships or arrangements between any of the independent directors and the Company to consider in this regard. The non-independent directors are Messrs. Kratz, Ferron and Hébert. Under NYSE Rule 303A, as a newly listed company, we will first be required to have a majority of independent directors on our Board by the first anniversary of our listing date, or December 14, 2007. The Board’s independent directors regularly meet in executive session at the end of each Board and Committee meeting.

Attendance at the Annual Meeting of Stockholders

The 2007 Annual Meeting is our first annual stockholder’s meeting following our initial public offering. It is our policy to encourage the members of our Board of Directors to attend each of our annual meetings of stockholders. Our Board of Directors will hold a regular meeting immediately preceding the Annual Meeting and therefore, we expect all of the members of the Company’s Board of Directors to attend the Annual Meeting.

Stockholder Communications with the Board

The Company’s Board has adopted a formal process by which stockholders may communicate with the Board. The Board recommends that stockholders initiate any communications with the Board in writing and send them in care of our Assistant Corporate Secretary. Stockholders can send communications by e-mail to boardcoms@CalDive.com, by fax to (281-858-6502) or by mail to Security Holder Communications to the Board, Attn: Assistant Corporate Secretary, Cal Dive International, Inc., 400 North Sam Houston Parkway, E., Suite 1000, Houston, Texas 77060. This centralized approach will assist the Board in reviewing and responding to stockholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. The Board has instructed our Assistant Corporate Secretary to forward such correspondence only to the intended recipients; however, the Board has also instructed our Assistant Corporate Secretary, prior to forwarding any correspondence, to review such correspondence and, in his discretion, not to forward certain items if he deems them to be of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration. In such cases, our Assistant Corporate Secretary may forward some of that correspondence elsewhere in the Company for review and possible response. These procedures have been posted on the Company’s website at www.caldive.com under Corporate Governance.

Sources for New Nominees

Messrs. Kratz and Preng are the Directors standing for re-election at the Annual Meeting. The Company did not utilize any third party search firms to assist in identifying potential director candidates in 2006. Neither the Secretary nor the Corporate Governance and Nominating Committee received any recommendations of director candidates from any stockholder or group of stockholders during 2006.

Board and Committee Meetings in 2006

Until the closing of our initial public offering on December 19, 2006, Cal Dive was a wholly-owned subsidiary of Helix and our Board of Directors was comprised of Messrs. Kratz, Ferron and Hébert. Messrs. Dittmann, Preng and Transier were elected to the Board, and the Committees of the Board described below were formed, effective as of December 19, 2006. For 2006, the Board of Directors acted only by unanimous written consent and there were no meetings of the Board or of any Committee during 2006.

Audit Committee

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibility to the stockholders, potential stockholders, the investment community and others relating to: (1) the integrity of the financial statements of the Company; (2) the compliance by the Company with applicable legal and regulatory requirements related to disclosure; (3) the performance of the Company’s internal audit function and independent registered public accounting firm; and (4) the independent registered public accounting firm’s qualifications and independence. The Audit Committee’s specific responsibilities are set forth in its written charter, a copy of which is posted on the Company’s website at www.caldive.com under Corporate Governance.

The Board has determined that each member of the Audit Committee meets the definition of an “independent director” as defined under NYSE Rule 303A and Exchange Act Rule 10A-3(b)(1) and that each of the members of the Audit Committee is financially literate and that William L. Transier is an “audit committee financial expert,” as that term is defined in the rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee was formed effective as of December 19, 2006 and held no meetings during 2006.

Compensation Committee

The Compensation Committee is appointed by the Board to discharge the Board’s responsibilities relating to compensation of the Company’s executive officers. The Compensation Committee’s specific responsibilities are set forth in its written charter, a copy of which is available at the Company’s website, at www.caldive.com, under Corporate Governance.

The Compensation Committee has overall responsibility for reviewing, evaluating and approving the Company’s executive officer compensation agreements (to the extent such agreements are considered necessary or appropriate by the Compensation Committee), plans, policies and programs, as well as director compensation. The Compensation Committee is also responsible for producing an annual report relating to our “Compensation Discussion and Analysis” for inclusion in the Company’s Proxy Statement and for performing such other functions as the Board may assign to the Compensation Committee from time to time.

The Compensation Committee utilizes data provided by Mercer Human Resources Consulting (“Mercer”) in setting and structuring executive and director compensation, as discussed in more detail in “Compensation Discussion and Analysis.” In the past, Mercer was engaged by the Helix Compensation Committee to provide compensation data to be used in setting the compensation of our management. Mercer was asked to provide data on the executive compensation practices of our similarly situated competitors. In the future, our Compensation Committee will directly engage any consultants that we use. The extent to which our executive officers play a role in determining executive compensation is described in “Compensation Discussion and Analysis.”

The Board of Directors has determined that each member of the Compensation Committee meets the definition of an “independent director” as defined by NYSE Rule 303A. The Compensation Committee was formed effective as of December 19, 2006 and held no meetings during 2006.

Corporate Governance and Nominating Committee

The primary purpose of the Corporate Governance and Nominating Committee is to take the leadership role in shaping the corporate governance and business standards of the Company’s Board of Directors and the Company. The Corporate Governance and Nominating Committee identifies individuals qualified to become Board members, consistent with criteria approved by the Board; oversees the organization of the Board to discharge the Board’s duties and responsibilities properly and efficiently; and identifies best practices and recommends corporate governance principles, including giving proper attention and making effective responses to stockholder concerns regarding corporate governance. The specific responsibilities of the Corporate Governance and Nominating Committee are set forth in its written charter, a copy of which is available at the Company’s website, www.caldive.com, under Corporate Governance.

The Board of Directors has determined that each member of the Corporate Governance and Nominating Committee meets the definition of an “independent director” as defined by NYSE Rule 303A. The Corporate Governance and Nominating Committee was formed effective as of December 19, 2006 and held no meetings during 2006.

Consideration of Director Nominees — Stockholder Nominees

The Corporate Governance and Nominating Committee has adopted policies and procedures for considering properly submitted stockholder nominations for candidates for membership on the Board as described below under “Identifying and Evaluating Nominees for Directors.” In evaluating such nominations, the Corporate Governance and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth under “Director Qualifications.” The Committee will consider only one recommendation by each stockholder or affiliated group of stockholders for each annual meeting. A stockholder wishing to make a recommendation must send the following information in writing to our secretary at our principal office no later than 120 days prior to the first anniversary of the date of the proxy statement for the prior year’s annual meeting: (i) the name, address and telephone number of the recommending stockholder; (ii) the number of shares of our Common Stock owned by the recommending stockholder and the time period for which such shares have been held; (iii) if the stockholder is not a stockholder of record, a statement from the record holder of the shares verifying the holdings of the stockholder; and (iv) a statement by the stockholder as to whether he or she has a good faith intention to continue to hold the reported shares through the date of the annual meeting.

The notice must also include: (i) the information regarding the proposed nominee that would be required by Regulation 14A under the Exchange Act; (ii) a description of all relationships between the proposed nominee and the recommending stockholder and any agreements between them; (iii) a description of any relationships between the proposed nominee and any of our competitors, customers, suppliers, labor unions or other persons with special interests regarding our Company; (iv) a statement by the recommending stockholder supporting his or her view that the proposed nominee possesses the minimum qualifications prescribed by the Committee for nominees and describing briefly the contributions that the nominee would be expected to make to the Board and to the governance of the Company; (v) a statement as to whether the nominee would represent all stockholders and not serve for the purpose of advancing or favoring any particular stockholder or other constituency of the Company; and (vi) the consent of the proposed nominee to be interviewed by the Committee. Any stockholder recommendations proposed for consideration by the Corporate Governance and Nominating Committee should be addressed to Corporate Secretary, Cal Dive International, Inc., 400 N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060.

In addition, the By-laws of Cal Dive permit stockholders to nominate directors for consideration at an annual stockholder’s meeting. Stockholders may nominate persons for election to the Board of Directors in accordance with the procedures set forth in “Other Information — Proposals and Director Nominations for 2008 Stockholder’s Meeting” below.

Director Qualifications

The Corporate Governance and Nominating Committee has established certain criteria that apply to Committee-recommended nominees for a position on Cal Dive’s Board. Under these criteria, members of the Board should have the highest professional and personal ethics and values, consistent with Cal Dive’s values and standards. They should have broad experience at the policy-making level in business and possess a familiarity with one or more of the industry segments of the Company. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all stockholders.

Identifying and Evaluating Nominees for Directors

The Corporate Governance and Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Corporate Governance and Nominating Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Corporate Governance and Nominating Committee considers various potential candidates for director. Candidates may come to the attention of the Corporate Governance and Nominating Committee through current Board members, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Corporate

Governance and Nominating Committee, and may be considered at any point during the year. As described above, the Corporate Governance and Nominating Committee considers properly submitted stockholder recommendations for candidates for the Board. Following verification of the stockholder status of persons proposing candidates, recommendations are aggregated and considered by the Corporate Governance and Nominating Committee at a regularly scheduled meeting, which will generally be the first or second meeting prior to the issuance of the proxy statement for Cal Dive’s annual meeting. If any materials are provided by a stockholder in connection with the recommendation of a director candidate, such materials will be forwarded to the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee may also review materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a stockholder. In evaluating such nominations, the Corporate Governance and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board.

Director Compensation

The Cal Dive International, Inc. non-employee director compensation structure has three components: director fees, expenses and stock-based compensation. The non-employee Directors (other than Messrs. Kratz, Ferron and Hébert, who are employed by Cal Dive or Helix) receive an annual director’s fee of $30,000 and $1,500 per Board Meeting for attending each of four regularly scheduled quarterly meetings plus any special board meetings. Furthermore, each of the non-employee Directors receives an annual committee retainer fee of $3,500 for each committee on which such Director serves and a fee of $1,000 ($2,000 for the Chair of the Compensation Committee and Corporate Governance and Nominating Committee, $3,000 for the Chair of the Audit Committee) for each committee meeting attended. The Company also pays the reasonable out-of-pocket expenses incurred by each director in connection with attending the meetings of the Board of Directors and any committee thereof.

Non-employee directors have the option of taking Board and Committee fees (but not expenses) in the form of restricted stock, pursuant to the terms of the 2006 Plan. An election to take fees in the form of cash or stock is made by a Director prior to the beginning of the subject fiscal year, although for 2007 the non-employee Directors made their elections in February 2007. Directors taking fees in the form of restricted stock receive an award in an amount equal to 125% of the cash equivalent at the date of the actual grant (i.e., the last business day of each fiscal quarter), which vest as to the full 100% on January 1st of the second year following the grant. For fiscal year 2007, Messrs. Dittmann and Preng have elected to take their Board and Committee fees in the form of restricted stock.

On joining the Board and on each anniversary thereafter, a non-employee Director receives a grant of $100,000 worth of shares of restricted stock. All such grants of restricted stock are made pursuant to the terms of 2006 Plan and vest ratably over five years, subject to immediate vesting on the occurrence of a Change of Control (as defined in the 2006 Plan).

Cal Dive had no non-employee Directors until December 19, 2006 and the Company paid no cash compensation and made no grants of restricted stock to the non-employee Directors in 2006. The non-employee Directors received their initial awards of restricted stock on February 5, 2007.

Directors who are also employees of Cal Dive or Helix do not receive cash or equity compensation for service on the Board in addition to compensation payable for their service as employees.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics, applicable to all employees, officers and directors, as well as a Code of Ethics for Chief Executive Officer and Senior Financial Officers specific to those officers. Copies of these documents are available free of charge on our website at www.caldive.com under Corporate Governance. and can also be obtained free of charge by sending a request to the Company’s Corporate Secretary at 400 N. Sam Houston Parkway, E., Suite 1000, Houston, Texas, 77060.

PRINCIPAL STOCKHOLDERS

The following table sets forth, as of February 28, 2007, certain information regarding beneficial ownership of our Common Stock by (i) each of the Named Executive Officers (as defined below in “Executive Compensation”), (ii) each director of the Company, (iii) all of the Company’s directors and executive officers as a group and (iv) each stockholder known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, all in accordance with Rule 13d-3 of the Exchange Act. Based on information furnished to the Company by such stockholders, unless otherwise indicated, all shares indicated as beneficially owned are held with sole voting and investment power.

	Number of
	Shares
	Beneficially	Percentage of
Name of Beneficial Owner	Owned	Outstanding Common Stock

Owen Kratz	10,000	*
Martin R. Ferron	10,000	*
Quinn J. Hébert	193,447	*
Todd A. Dittmann	8,298	*
David E. Preng	8,298	*
William L. Transier	8,298	*
G. Kregg Lunsford	57,153	*
Scott T. Naughton	90,000	*
Lisa M. Buchanan	53,315	*
Helix Energy Solutions Group, Inc.	61,506,691	72.94%
400 N. Sam Houston Parkway, E. Suite 400 Houston, Texas 77060
All executive officers and directors as a group (9 persons)	438,809	*

*	Less than 1%.

COMPENSATION DISCUSSION AND ANALYSIS

Responsibility for Our Compensation Program

In February 2006, we became a separate wholly-owned subsidiary of Helix Energy Solutions Group, Inc. Prior to that time, our business operated as a part of Helix. We completed our initial public offering of our Common Stock in December 2006. While our business was operated as part of Helix, the compensation of the persons now serving as our Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, who were formerly employed by Helix, was determined by Helix’s Chief Executive Officer working in conjunction with our Chief Executive Officer. While we operated as a subsidiary of Helix and prior to our initial public offering, executive compensation decisions were made by our then-existing three-member Board, two of the members of which also served on Helix’s board of directors. At the time of our initial public offering, our Board established a Compensation Committee that, going forward, will have the responsibility for our executive compensation program.

Compensation Philosophy and Objectives

The primary objectives of our compensation program, including the compensation program for the executive officers named in the summary compensation table below, or “Named Executive Officers”, are to attract and retain key employees, to motivate them to achieve superior performance and to support and implement our business strategies, and to reward those employees (including the Named Executive Officers) for successful performance in a manner commensurate with those rewards given to their peers in the industry. We attempt to provide incentive and rewards intended to create a positive environment in which the employees, including the Named Executive Officers, are enthusiastic about our Company and its objectives, core values and culture, and are working toward the successful long-term performance of the Company.

All elements of the compensation program are designed to:

•	be competitive with the Company’s peer group;

•	reflect the complexity/difficulty of the position;

•	reflect performance of both the individual and the Company; and

•	reflect internal fairness within the Company.

We use each element of compensation to satisfy one or more of our stated compensation objectives. Annual executive compensation consists of a base salary, cash bonus, long-term equity incentive awards and certain benefits, including health, disability and life insurance. To ensure appropriate linkage between our objectives and our compensation levels, we intend to periodically review the goals and the levels of each element of compensation. In establishing executive compensation, Cal Dive strives to develop a compensation program that achieves the foregoing objectives by establishing the following targets:

•	base salaries, once combined with our annual cash bonus opportunity and long term equity incentive grants, should be at levels competitive with peer companies that compete with Cal Dive for executive talent;

•	the annual cash bonus for an executive officer should reflect the achievement of Company-wide financial objectives, department budget goals and the achievement of personal performance goals and objectives;

•	in the event the executive achieves the Company, department and personal performance objectives, such executive’s total cash compensation should be at the 50th or 75th percentile of the members of our peer group with whom we compete for executive talent; and

•	long-term equity incentive compensation should be at the 50th or 75th percentile of the peer group based upon the complexity of the officer’s duties and recent performance by the individual and the Company.

Design of the Compensation Program

The Compensation Committee is responsible for establishing the compensation policies and administering the compensation programs for our Named Executive Officers, and for administering the grant of stock-based incentive awards under the Company’s 2006 Plan. The Compensation Committee’s charter (i) empowers the Compensation Committee to review, evaluate, and approve the Company’s executive officer compensation agreements, plans, policies and programs, (ii) delegates to the Compensation Committee all authority of the Board required or appropriate to fulfill such purpose, and (iii) grants to the Compensation Committee the sole authority to retain and terminate any independent compensation consultant.

In determining each executive officer’s base salary for 2006, Helix’s Chief Executive Officer working together with our Chief Executive Officer reviewed the information and peer group data provided by the compensation consultants, as discussed below, and Helix management’s recommendation regarding each of these components, and then determined a base salary intended to place each executive officer at approximately the 50th percentile of the applicable peer group. A total cash bonus opportunity for 2006 was also determined for each such officer by Helix’s Chief Executive Officer working together with our Chief Executive Officer at the time that we became a subsidiary of Helix in an amount necessary to place such officer at the 50th or 75th percentile of total cash compensation for companies in the peer group (although it was recognized that in certain cases a reduction, or additional discretionary award may be warranted and awarded by our Board). The cash bonus program for 2006, which was similar in structure to Helix’s, for each of our Named Executive Officers was based on achieving the following goals:

• 40%	achieving personal performance criteria or goals;

• 40%	Cal Dive exceeding budgeted pre-tax income for the year; and

• 20%	Helix’s Marine Contracting Services Group (of which Cal Dive was a member) exceeding its budgeted pre-tax income for the year.

In measuring an executive officer’s performance for purposes of the cash bonus, the Compensation Committee considers numerous factors including discipline with respect to the Company’s finances and individual goals or criteria that, going forward, will be established by the officer and the Compensation Committee at the beginning of the applicable fiscal year. For 2006, the bonus criteria were determined by Helix’s Chief Executive Officer working in conjunction with our Chief Executive Officer. The Compensation Committee may also consider intangible criteria including demonstrating leadership qualities and adherence to the Company’s culture and core values. The Compensation Committee has the authority to grant a portion of the total bonus in its discretion. For the 2007 fiscal year, the amount of such discretionary portion is expressly established at an amount up to 30% of the personal performance portion of the target bonus, or 12% of the total target bonus. In addition, the Compensation Committee retains the authority to adjust any cash bonus or alter any of the criteria or goals based on changes in circumstances during the applicable year.

In addition, each officer receives a long-term equity incentive award (restricted stock) in an amount based on the value of the underlying award necessary to place the applicable officer in the 50th or 75th percentile for equity incentive compensation for companies in the peer group. In determining each executive officer’s equity incentive grant, the Compensation Committee reviews the information and peer group data provided by the compensation consultants, as discussed below, and the Chief Executive Officer’s recommendation regarding the grant. The Chief Executive Officer reviews the data and makes his recommendation to the Compensation Committee prior to its meeting. The Compensation Committee has ample time to review the data and the recommendation prior to its December meeting. Beginning in 2007, the Compensation Committee will approve the equity grants to be issued in December based upon the closing price of the stock on the date of grant.

No element of an officer’s compensation is directly linked to any other element and the Compensation Committee does not have an exact formula for allocating between cash and non-cash compensation. We strive to design a compensation package to use total cash compensation (salary plus annual cash bonus) to recognize each individual officer’s responsibilities, role in the organization, and experience and contributions to the Company and to use long-term equity-based incentives (including restricted stock awards and through a tax-qualified employee stock purchase plan) to align employee and stockholder interests, as well as to attract, retain and motivate employees. We pay close attention to our peer group’s practices. The Compensation Committee retains the authority to adjust any element of the executive officer’s compensation based upon objective or intangible criteria. In addition, included in the cash bonus for the year 2007, the Compensation Committee has the authority to grant a purely discretionary amount, which has been expressly established at 12% of the total proposed bonus.

Generally speaking, the elements of the Company’s compensation program, as well as the percentage mix of the various elements, are in line with those of our peer companies, as is evidenced by data obtained by the Company from its compensation consultant, as described below. Our compensation package mix for executive officers for fiscal 2006 ranges from 15% to 29% in cash compensation and 85% to 71% in non-cash compensation. The compensation mix for 2006 was more heavily weighted in non-cash compensation than usual due to the Cal Dive initial public offering. In 2006, each of the Named Executive Officers other than Mr. Hébert received two grants of restricted stock during the year, one from Helix and one at the closing of the Cal Dive initial public offering. In future years we expect only one annual grant of equity incentives to the Named Executive Officers, and would expect for 2007 that total cash compensation (assuming the total bonus opportunities were earned) and expected long term equity grants would result in a mix ranging from 32% to 41% in cash compensation and 68% to 59% in non-cash compensation. It is our belief that the compensation program as adopted by the Compensation Committee achieves our objectives of attracting and retaining key executive officers, motivating such officers to achieve superior performance and rewarding such officers for successfully achieving their objectives.

Compensation Consultants

We plan to perform an annual comparison of our compensation levels with that of similar positions at companies in our peer group as described below. Pursuant to the authority granted to the Compensation Committee by its charter, the Compensation Committee may periodically review peer group compensation and engage independent compensation consultants to assist in this process

In 2005, Helix retained the services of Mercer Human Resource Consulting (“Mercer”), an independent consultant that specializes in executive compensation matters, to assist in its compensation determinations for the calendar year 2006. As part of the services Mercer provided to Helix in 2005, Mercer also provided data with respect to compensation levels for our executive officers. Mercer has provided similar services to Helix for a number of years. The Helix Compensation Committee selected Mercer based upon the recommendation of certain directors and a review of Mercer’s experience and qualifications as compared to similar organizations. Mercer reports to, and acts at the direction of, the Helix Compensation Committee. Helix management worked closely with Mercer to determine an appropriate peer group (as discussed below) and received Mercer’s reports and data. Moreover, the Helix Compensation Committee retained ultimate control and authority over Mercer.

Mercer was engaged to assess the competitiveness of the Helix compensation package for all employees located in the United States. Mercer did a survey of the current compensation of the applicable employees and provided information regarding the compensation practices for executive officers of Helix’s peer group. Mercer utilized a peer group as proposed by Helix’s management and approved by Helix’s Compensation Committee. In order to ensure that the most appropriate companies are included in the peer group, management includes companies consisting of Helix’s (and our) direct competitors in the energy services industry that are comparable in size (based on revenue and market capitalization) to Helix and other companies in our industry that Helix’s management believes compete with Helix for executive talent. The peer group is determined on an annual basis based on the recommendations of management. The officer compensation peer group companies for 2006 were Cooper Cameron Corporation, Global Industries, Ltd., Oil States International, Inc., Grant Prideco Inc., Oceaneering International, Inc., Tidewater Inc., Superior Energy Services Inc., W-H Energy Services, Inc. and Veritas DGC Inc.

Mercer provided data on total compensation (base salary, total cash compensation including bonus, and long-term incentive awards) with respect to the 25th percentile, market median (50th percentile), and 75th percentile of the peer group. This data was presented to the Helix Board, the Helix Chief Executive Officer and the Helix Chief Financial Officer and our Chief Executive Officer for their review and analysis. The survey results were taken into consideration by our Chief Executive Officer when determining his recommendations regarding base salary, cash bonus and equity incentive compensation for each of the other executive officers. The Helix Compensation Committee and certain members of Helix’s management received Mercer’s report within a time frame that provided adequate time for analysis and discussion before the last Compensation Committee meeting of the year. After reviewing the data in such report, our Chief Executive Officer evaluated each person’s compensation based upon each executive officer’s current and historical compensation, the compensation of peers in similarly situated positions in Helix, information provided by the compensation consultant regarding the compensation practices of similarly situated competitors, and the difficulty and complexity of the position.

Compensation Components and Processes

As described above, annual executive compensation consists of a base salary, cash bonus and long-term equity incentive awards plus benefits. The Compensation Committee will review, approve and adopt each component of such compensation, other than benefits that are available to all employees, for the next fiscal year at its meeting in December of each year and intends to also approve grants of restricted stock awards to all executive officers and certain other eligible employees. At its first meeting of the following year, once performance results for the preceding year for individual, department and company-wide performance criteria are available, the Compensation Committee approves the cash bonus for each of the executive officers payable with respect to the preceding year.

The Compensation Committee is provided with the survey data, and a recommendation of the Chief Executive Officer with respect to the appropriate percentile of cash compensation (salary and bonus) and long term incentive compensation (in terms of total value of equity grants) to award to each executive officer. The recommendations of the Chief Executive Officer regarding cash compensation and equity grants are based on the difficulty and complexity of the position. In the event that senior management determines that the data obtained from Mercer does not reflect the job responsibilities and complexity of the employee’s position at the Company, management’s recommendation regarding cash compensation is adjusted to reflect what we believe to be the market value of such services. The decision with respect to total compensation for executive officers ultimately lies with the Compensation Committee, which has an ample opportunity to review the survey and make inquiries of management.

Senior members of the management team including our Chief Financial Officer, our Chief Operating Officer and our President and Chief Executive Officer provide recommendations regarding many aspects of our compensation program, including executive compensation. The Compensation Committee does not, however, delegate any of its functions or authority to management (other than the issuance of certain equity incentive compensation awards to new non-executive officer hires or promotions).

Base Salary

Annual base salary typically will be determined for each officer at the end of the preceding year. Base salary for our Named Executive Officers for 2006 was set by the Chief Executive Officer of Helix together with our Chief Executive Officer prior to the time that we became a separate subsidiary of Helix or by our three-member Board for those named executive officers who joined us after that time. For 2007, base salary for our Named Executive Officers was set by our three-member Board in December 2006 prior to the closing of our initial public offering and prior to the establishment of our Compensation Committee. For future years, we intend to have the Compensation Committee set annual base salary at the regularly scheduled December meeting of our Compensation Committee. In setting base salary, the Chief Executive Officer and the Compensation Committee will review the information provided by Mercer regarding the compensation of officers with comparable qualifications, experience and responsibilities at companies in our peer group, and the recommendations of our Chief Executive Officer as to the salary levels of the executive officers who report to him. It is not our policy to pay executive officers at the highest level relative to his or her peers, but rather to set their base salary at a level that is at approximately the 50th percentile of our peer group taking into account their responsibilities and the complexity of their respective positions. We believe that this, once combined with our annual cash bonus opportunity and long term equity incentive grants, gives us the opportunity to attract and retain talented managerial employees both at the senior executive level and below.

Cash Bonus

The annual incentive compensation plan provides a cash bonus designed to award our employees, including our Named Executive Officers, for the achievement of certain goals. Prior to payment of a bonus with respect to the prior year, management reviews each of the components of each officer’s annual cash bonus award. Management then determines whether the goals and criteria were achieved during the prior year and makes a recommendation to the Compensation Committee. The Compensation Committee expects to award bonuses for the previous year at its first meeting of the year based upon its review of the data provided by management, and bonuses are typically paid in March. The total cash bonus opportunity for each Named Executive Officer is set at a level necessary to place such officer at the 50th or 75th percentile of total cash compensation for companies in the peer group.

The cash bonus program for 2006, for each of our Named Executive Officers was based on achieving the following goals:

•	40% achieving personal performance criteria or goals;

•	40% Cal Dive exceeding budgeted pre-tax income for the year; and

•	20% Helix’s Marine Contracting Services Group (of which Cal Dive was a member) exceeding its budgeted pre-tax income for the year.

For 2007, there will be two components of the bonus payment for the Named Executive Officers:

•	40% achieving personal performance criteria or goals; and

•	60% the Company exceeding its budgeted pre-tax income for the year.

Performance criteria linked to an individual’s attaining individual performance goals is established by the officer and the Chief Executive Officer and provided to the Compensation Committee. These performance criteria are established at the beginning of the year and are provided to the Compensation Committee at its first meeting of the applicable year. In addition, with respect to the cash bonus for the year 2007, there is a portion of the bonus equal to 12% of the total potential bonus that will be within the discretion of the Compensation Committee.

Company economic performance is determined by whether the Company has met its financial objectives for the year. This component is based on exceeding the pre-tax income budget determined prior to the beginning of the year. The Compensation Committee retains the authority to adjust any element of the executive officer’s annual cash bonus payment whether resulting from performance criteria or one of the budget related goals.

Personal performance criteria for our Named Executive Officers for 2006, which primarily included the successful integration of the Acergy and Torch acquisitions, the completion of the acquisition of Fraser Diving and the completion of the initial public offering of Cal Dive, were exceeded and full bonus amounts under this component of the total bonus were earned. Budgeted pre-tax income for the year for each of Cal Dive and Helix’s Marine Contracting Services Group (of which Cal Dive was a member) were also exceeded, and full bonus amounts were earned under these components of the total bonus as well.

Ms. Buchanan, our Vice President and General Counsel, joined our Company in mid-2006 and her cash bonus was set at the time she was hired and was not based on the criteria described for the other executive officers. Mr. Lunsford, our Executive Vice President and Chief Financial Officer, was paid an additional $59,000 discretionary bonus for 2006 for his efforts throughout 2006 in the initial public offering process and the syndication of the Company’s $250 million revolving credit facility.

Long-Term Equity Compensation

We grant long-term equity compensation in order to provide long-term incentives to employees, providing an important retention tool with respect to such employees, including the executive officers. Each of our executive officers received restricted stock grants from us and from Helix in 2006. We believe that long-term equity incentive compensation advances the best interests of the Company, its affiliates and its stockholders, by providing those persons who have substantial responsibility for the management and growth of our company with additional performance incentives as well as the opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment with the Company. We believe that as a result of their proprietary interest in the Company, the economic interests of our executive officers are more closely aligned to those of the stockholders. As a result of the changes to regulatory, tax and accounting treatment of certain types of long-term equity incentives, we currently believe that restricted stock awards are the most efficient way to reward executive officers and provide them with the chance to receive a proprietary interest in the Company, but we will periodically reevaluate that determination and may grant other types of equity based incentive compensation in the future.

It is intended that each executive officer receive a long-term equity incentive award in an amount based on the value of the underlying award necessary to place the applicable officer in the 50th or 75th percentile for equity incentive compensation for officers in similar positions at companies in the peer group. Our Chief Executive Officer received a grant of Helix restricted stock in November 2005 when he joined our Company. This grant vested in part at the time of our initial public offering and the balance vested in February 2007. In determining each other executive officer’s equity incentive grant made in 2006, the Compensation Committee of Helix reviewed the information and peer group data provided by the compensation consultants and our Chief Executive Officer’s recommendation. We then determined a dollar value for the restricted stock award for each executive officer and divided that amount by, in the case of the Helix restricted stock, the trading price at the time of grant, and in the case of the Cal Dive restricted stock, the initial public offering price. In 2007 and future years, management will review the data each year and make its recommendation to the Compensation Committee at its December meeting.

To encourage the executive officers to remain with our Company, the Helix restricted stock vests in annual increments over a five-year period, and 53% of the Cal Dive restricted stock granted at the initial public offering vests in 20% annual increments over a five-year period and the balance will vest in 20% annual increments over a five-year period beginning on the first anniversary of the date that Helix no longer owns at least 51% of the total voting power of our Common Stock.

With respect to future restricted stock grants to all employees, including grants to the Named Executive Officers, the practice of the Company will be to make the grants in December, and the amount of the grant is based on dividing the dollar value of each proposed grant by the closing price for the Company’s Common Stock on the date of grant. In addition, restricted stock may be awarded on certain other dates during the year including the start date of new employees and the promotion date of existing employees.

Perquisites

We limit the perquisites that we make available to our executive officers, particularly in light of recent developments with respect to corporate abuse involving perquisites. Our executives are entitled to few benefits that are not otherwise available to all of our employees. In this regard it should be noted that we do not provide pension arrangements, post-retirement health coverage, or similar benefits for our executives or employees.

Severance Benefits

We currently have Employment Agreements with Messrs. Hébert, Naughton and Lunsford that provide severance benefits if the officer is terminated under certain circumstances that are described in detail below under “Potential Payments Upon Termination or Change in Control.”

Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code of 1986, as amended, prohibits us from deducting more than $1 million in compensation paid to certain executive officers in a single year. An exception to the $1 million limit is provided for “performance-based compensation” that meets certain requirements, including approval by the stockholders. The annual cash compensation paid and the restricted stock granted to our executive officers have not been structured to qualify as performance-based compensation. Our Compensation Committee intends to monitor compensation levels and to consider in the future qualifying the annual incentive bonus and restricted stock grants under Section 162(m).

The Compensation Committee’s policy is to structure compensation that will be fully deductible where doing so will further the purpose of our executive compensation programs. The Committee also considers it important to retain flexibility to design compensation programs that recognize a full range of criteria important to our success, even where compensation payable under the programs may not be fully deductible.

Other Benefits

All employees (including our executive officers) who participate in our 401(k) plan receive matching funds in an amount equal to 50% of the employee’s contribution, up to 5% of salary (including bonus) subject to contribution limits.

REPORT OF THE COMPENSATION COMMITTEE ON
FISCAL 2006 EXECUTIVE COMPENSATION

The Compensation Committee has reviewed and discussed with management the “Compensation Discussion and Analysis” provisions to be included in the Company’s 2007 Proxy Statement on Schedule 14A, filed pursuant to Section 14(a) of the Exchange Act. Based on that review and discussion, the Committee recommends to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement and Annual Report on Form 10-K.

COMPENSATION COMMITTEE:

William L. Transier, Chair Todd A. Dittmann David E. Preng

The information contained in the report above shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides a summary of the cash and non-cash compensation for the fiscal year ended December 31, 2006 for each of: (i) the chief executive officer, (ii) the chief financial officer, and (iii) each of the other executive officers of the Company. The Company has only four executive officers.

						Non-Equity
				Stock	Option	Incentive Plan	All Other
				Awards	Awards	Compensation	Compensation
Name and Principal Position	Year	Salary	Bonus(1)	(2)	(2)	(1) (3)	(4)	Total

Quinn J. Hébert	2006	$250,000	$—	$1,537,868	$—	$200,000	$7,147	$1,995,015
President and Chief Executive Officer
Scott T. Naughton	2006	190,000	—	53,138	—	185,000	5,500	433,638
Executive Vice President and
Chief Operating Officer
G. Kregg Lunsford	2006	165,000	59,000	39,375	48,880	141,000	10,935	464,190
Executive Vice President and
Chief Financial Officer
Lisa Buchanan(5)	2006	89,060	62,500	15,015	—	—	3,729	170,304
Vice President, General
Counsel and Secretary

(1)	The compensation reflected is based on 2006’s performance but was paid in 2007.

(2)	Relates to grants of Helix restricted stock and stock options. The dollar value of restricted stock and stock options set forth in these columns is equal to the compensation cost recognized by Helix during 2006 for financial statement purposes in accordance with FAS 123R. This valuation method values restricted stock and stock options granted during 2006 and previous years. A discussion of the assumptions used in calculating the compensation cost is set forth in Note 13 to Helix’s Consolidated Financial Statements included in its 2006 Annual Report on Form 10-K. The only grants of Cal Dive restricted stock to the Named Executive Officers were made on December 19, 2006, and compensation expense related to such awards was not material to the year ended December 31, 2006. See Note 12 to our Consolidated and Combined Financial Statements included in our 2006 Annual Report on Form 10-K.

(3)	Messrs. Hébert, Naughton and Lunsford were eligible for annual cash incentives, based on achievement of certain individual performance criteria and corporate profit-sharing incentives, under Helix’s Senior Management Compensation Plan. The actual payments to such officers consisted of bonuses based on individual performance objectives together with Cal Dive and Helix’s Marine Contracting Services Group each exceeding certain pre-established pre-tax income goals. The exact amount of these annual incentives was determined by the Company’s Board prior to the Company’s initial public offering and the establishment of its Compensation Committee.

(4)	Consists of matching contributions by the Company through its Retirement Plan and the compensation cost computed under FAS 123R of purchases of Helix common stock pursuant to the Helix Employee Stock Purchase Plan (ESPP). The Company’s Retirement Plan is a 401(k) retirement savings plan under which the Company currently matches 50% of employees’ pre-tax contributions up to 5% of cash compensation (including bonus) subject to contribution limits. The Helix ESPP is a qualified, non-compensatory plan that allows employees to acquire shares of Helix common stock through payroll deductions (limited to 10% of an employee’s base salary) over a six-month period. The purchase price is equal to 85% of the fair market value of the common stock on either the first or last day of the subscription period, whichever is lower.

(5)	Ms. Buchanan’s employment with the Company began on June 30, 2006.

Grants of Plan-Based Awards

In December 2006, we adopted the 2006 Long Term Incentive Plan which provides that we may grant up to 7,000,000 shares of our Common Stock in the form of options, restricted stock or restricted stock units subject to the terms and conditions of the 2006 Plan. We are presenting the Amended and Restated 2006 Plan for approval by the stockholders at the Annual Meeting. The Amended and Restated 2006 Plan increases the number of shares that may be issued to 9,000,000 shares. As of February 28, 2007, 643,215 shares of restricted stock had been granted pursuant to the 2006 Plan.

Prior to our initial public offering, our Named Executive Officers also received grants of restricted stock under Helix’s 2005 Long Term Incentive Plan.

The following table sets forth certain information with respect to the Cal Dive and Helix restricted stock granted during the fiscal year ended December 31, 2006 to each of our Named Executive Officers.

			Estimated
			Future	All Other	Grant Date Fair
			Payments of	Stock Awards:	Value of
			Non-Equity	No. of Shares	Stock and
		Approval	Incentive Plans(3)	of Stock or	Option
Name	Grant Date	Date	Maximum ($)	Units (#)	Awards ($)(4)

Quinn J. Hébert	12/19/06(1)	12/9/06(1)	$200,000	192,307(1)	$2,499,991
Scott T. Naughton	12/19/06(1)	12/9/06(1)	185,000	90,000(1)	1,170,000
	1/3/06(2)	12/13/05(2)		4,970(2)	178,373
G. Kregg Lunsford	12/19/06(1)	12/9/06(1)	141,000	57,153(1)	742,989
	1/3/06(2)	12/13/05(2)		3,735(2)	134,049
Lisa Buchanan	12/19/06(1)	12/9/06(1)	0	52,615(1)	683,995
	6/30/06(2)	6/26/06(2)		4,180(2)	150,145

(1)	Represents grant of Cal Dive restricted stock under our 2006 Plan. The grants are valued based on the offering price in our initial public offering of $13.00 per share and became effective on the closing date of our initial public offering. A total of 53% of the Cal Dive restricted stock vests 20% per year over a five-year period and the remaining 47% vests 20% per year over a five-year period beginning on the first anniversary of the date on which Helix no longer owns 51% of our Common Stock. All shares vest in full upon a change of control.

(2)	Represents grant of Helix restricted stock under the Helix 2005 Long Term Incentive Plan. Except for the grant to Ms. Buchanan, these grants were approved at the December meeting of the Helix Compensation Committee to take effect on the first business day of the following year based upon the closing price of the stock on the last business day of the previous year. The grant to Ms. Buchanan was made on June 30, 2006, upon the commencement of her employment with Cal Dive. The grants are valued based on the fair market value on the grant date, which is equal to the closing sale price as reported on the New York Stock Exchange on the grant date. The Helix restricted stock vests 20% per year over a five-year period and all shares vest upon a change of control of Helix.

(3)	Reflects maximum payments under Helix’s Senior Management Compensation Plan, which does not provide for thresholds or targets. We are unable to provide a representative target amount based on the previous fiscal year’s performance as we were not operated as a separate entity prior to fiscal 2006.

(4)	The dollar values of restricted stock are equal to the aggregate grant date fair value computed in accordance with FAS 123R. A discussion of the assumptions used in calculating the grant date fair value is set forth in Note 13 of Helix’s Consolidated Financial Statements contained in its 2006 Annual Report on Form 10-K and Note 12 of our Consolidated and Combined Financial Statements included in our 2006 Annual Report on Form 10-K.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information with respect to the value of all unexercised options and unvested restricted stock previously awarded to the Named Executive Officers as of the end of the fiscal year ended December 31, 2006.

	Option Awards					Stock Awards
	No. of	No. of
	Securities	Securities				No. of		Market Value
	Underlying	Underlying				Shares or		of Shares or
	Unexercised	Unexercised		Option	Option	Units of Stock		Units of Stock
	Options (#)	Options (#)		Exercise	Expiration	That Have		That Have Not
Name	Exercisable	Unexercisable		Price ($)	Date	Not Vested (#)		Vested ($)

Quinn J. Hébert	—	—		—	—	41,916	(1)	$1,314,905
	—	—		—	—	192,307	(2)	2,413,453
Scott T. Naughton	10,000	—		10.94	4/3/11	3,571	(3)	112,027
	20,000	—		10.92	2/20/12	4,970	(4)	155,909
						90,000	(2)	1,129,500
G. Kregg Lunsford	8,000	16,000	(5)	8.57	2/17/13	2,570	(3)	80,620
	—	—		—	—	3,735	(4)	117,167
						57,153	(2)	717,270
Lisa Buchanan	—	—		—	—	4,180	(6)	131,127
	—	—		—	—	52,615	(2)	660,318

(1)	Shares of Helix restricted stock granted on November 1, 2005. All shares vested on February 1, 2007.

(2)	Shares of Cal Dive restricted stock granted on December 19, 2006. Shares with respect to 53% vest in annual 20% increments over a five-year period, and the balance vests in annual 20% increments over a five-year period beginning on the first anniversary of the date that Helix no longer owns at least 51% of the total voting power of our Common Stock.

(3)	Shares of Helix restricted stock granted on January 3, 2005. The shares vest 20% per year over a five-year period.

(4)	Shares of Helix restricted stock granted on January 3, 2006. The shares vest 20% per year over a five-year period.

(5)	Options for Helix common stock were granted February 17, 2003. The options vest 20% per year over a five-year period.

(6)	Shares of Helix restricted stock granted on June 30, 2006. The shares vest 20% per year over a five-year period.

Option Exercises and Stock Vested

The following table sets forth certain information regarding the vesting of restricted stock during the fiscal year ended December 31, 2006 for each of the Named Executive Officers. There were no exercises of stock options during 2006.

	Stock Awards
	No. of Shares Acquired	Value Realized
Name	on Vesting (#)(1)	on Vesting ($)

Quinn J. Hébert	16,156	$552,858
G. Kregg Lunsford	642	25,301
Scott T. Naughton	893	35,193
Lisa M. Buchanan	—	—

(1)	All shares reported relate to Helix restricted stock. No shares of Cal Dive restricted stock vested during 2006.

Employment Agreements and Change of Control Provisions Related to Named Executive Officers

All of our Named Executive Officers, other than Ms. Buchanan, have entered into employment agreements with Helix. These agreements were assumed by us as of the closing of our initial public offering pursuant to the terms of the Master Agreement and the Employee Matters Agreement between Helix and us. Each of these employment agreements have similar terms involving salary, bonus and benefits (with amounts that vary due to differing responsibilities).

Each of the executive employment agreements provide, among other things, that if we pay specific amounts, then until the first or second anniversary date of termination of the executive’s employment with us (depending on the event of termination), the executive shall not, directly or indirectly either for himself or any other individual or entity, participate in any business which engages or which proposes to engage in the business of providing diving services in the Gulf of Mexico or any other business actively engaged in by us on the date of termination of employment, so long as such executive continues to receive payments, including his base salary and insurance benefits received by the senior executives.

If a Named Executive Officer, other than Ms. Buchanan, terminates his employment for “Good Cause” or is terminated “Without Cause” during a certain specified period following a “Change of Control”, such executive would (a) receive a lump sum payment in the following amount: (i) for Mr. Hébert, two times the annual base salary together with an amount equal to the annual bonus paid to the executive with respect to the most recently completed fiscal year, (ii) for Mr. Naughton, two times the annual base salary plus annual bonus paid to the executive with respect to the most recently completed fiscal year and (iii) for Mr. Lunsford, one times the annual base salary due to termination “Without Cause” and two times the annual base salary due to termination for “Good Cause,” in each case together with an amount equal to the annual bonus paid to the executive with respect to the most recently completed fiscal year, (b) have all options and restricted stock held by such executive vest, and (c) continue to receive welfare plan and other benefits for a period of two years or as long as such plan or benefits allow.

For purposes of the employment agreements, “Good Cause” includes both that (a) the CEO or COO shall cease employment and (b) two of the following: (i) a material change in the executive’s position, authority, duties or responsibilities, (ii) changes in the office or location at which the executive is based without his consent (such consent not to be unreasonably withheld), (iii) a significant change in the executive’s reporting relationships, or (iv) certain breaches of the agreement. A “Change of Control” for purposes of the employment agreements would occur if a person or group becomes the beneficial owner, directly or indirectly, of securities representing 45% or more of the combined voting power of our outstanding securities. The employment agreements provide that, if any payment to one of the covered executives will be subject to any excise tax under Section 4999 of the Internal Revenue Code, a “gross-up” payment would be made to place the executive in the same net after-tax position as would have been the case if no excise tax had been payable.

Potential Payments Upon Termination or Change in Control

The following information and table set forth the amount of payments to each of our Named Executive Officers in the event of a termination of employment as a result of normal and early retirement, involuntary termination by the Company without “Cause,” death, disability, voluntary termination by the Named Executive Officer, termination by the Company for “Cause”, and termination without “Cause” or by the Executive for “Good Cause” following a change in control. The table also sets forth the amount of payments to each of our Named Executive Officers in the event of a change in control without a termination of employment.

As described above, we have employment agreements with all of our Named Executive Officers other than Ms. Buchanan. We do not otherwise have any severance policy or arrangement that provides for payments to a Named Executive Officer in the event of a termination of employment except provisions contained in the agreements governing their equity incentive awards.

Assumptions and General Principles.  The following assumptions and general principles apply with respect to the following table and any termination of employment of a Named Executive Officer:

•	The amounts shown in the table assume that each Named Executive Officer was terminated on December 31, 2006.

•	A Named Executive Officer is entitled to receive amounts earned during his term of employment regardless of the manner in which the Named Executive Officer’s employment is terminated. These amounts include base salary and unused vacation pay. These amounts are not shown in the table because they are not severance payments.

•	In general, a Named Executive Officer must continue to be employed at the time of payment to be entitled to receive annual cash incentive compensation pursuant to our incentive compensation plan. In the event a termination occurs prior to that time, the Compensation Committee has discretion to award the Named Executive Officer an annual cash incentive compensation payment that would approximate a prorated amount of the payment the Named Executive Officer would have received under the plan and takes into consideration the Named Executive Officer’s performance and contributions to achieving the performance criteria under the plan to the date of termination. Discretionary annual cash incentive compensation payments are not typically awarded in the event of a voluntary termination or a termination for Cause. In addition, the employment agreements with Messrs. Hébert, Naughton and Lunsford specifically provide for the payment of a prorated amount of the annual cash incentive compensation upon terminations due to the death or disability of the Named Executive Officer, prorated to the date of such event. We have assumed that the Compensation Committee would use its discretion to treat Ms. Buchanan the same as the other Named Executive Officers in such events.

•	Because we have assumed a December 31, 2006 termination date, our Compensation Committee has the discretion to pay each of the Named Executive Officers the amount of the annual cash incentive payment earned under the plan for 2006, except in cases of voluntary termination or termination for Cause. Therefore, the amount set forth in the table for annual cash incentive compensation payment is the actual annual incentive compensation paid to each Named Executive Officer for 2006 performance. This amount is also the sum of the amounts set forth in the “Non-Equity Incentive Plan Compensation” and “Bonus” columns of the 2006 Summary Compensation Table.

•	A Named Executive Officer may exercise any stock options that are exercisable prior to the date of termination and is entitled to receive unrestricted shares of Common Stock with respect to any restricted stock awards for which the vesting period has expired prior to the date of termination, or, in the case below, December 31, 2006. Except for stock options and restricted stock that vest upon a change in control, any amounts related to these stock options and restricted stock awards are not included in the table because they are not severance payments.

Normal and Early Retirement.  A Named Executive Officer is eligible to elect retirement at any age. The Named Executive Officers are not entitled to any additional payments or benefits upon retirement other than (i) any amounts accrued and vested in such Named Executive Officer’s account under our 401(k) Plan, and (ii) any amounts accrued in such Named Executive Officer’s account under the Helix Employee Stock Purchase Plan. Any unvested stock options or restricted stock would be forfeited upon retirement. All employees who have reached at least age 55 with at least 10 years of service upon retirement are also entitled to continue their participation in the Company’s health benefit plans until they reach age 65, upon paying both the employee and the employer portion of the premiums for such coverage. Since this benefit is available without discrimination to all employees, it is not included in the table below. We are assuming for purposes of the table below that the Compensation Committee would award the Named Executive Officers their 2006 annual cash incentive compensation upon retirement on December 31, 2006.

Involuntary Termination.  The employment contracts for Messrs. Naughton and Lunsford require the Company to give the executive 12 months notice of an involuntary termination, which has the effective of providing to the executive all of the benefits of employment such executive would have enjoyed for the full year following such termination, including base salary, annual cash incentive compensation, continued vesting of stock options and restricted stock and other employee benefits. Mr. Hébert’s contract provides for an initial term expiring November 1, 2007, and the 12-month termination notice provision described above is required only for involuntary terminations that take place after such date. Thus, if Mr. Hébert’s employment were involuntarily terminated without cause as of December 31, 2006, his contract would only provide for 10 months of continued base salary, annual cash incentive compensation, restricted stock vesting and other benefits, rather than the full year provided in the agreements for Messrs Naughton and Lunsford.

There is a contradictory provision in Mr. Naughton’s agreement that provides that upon a termination of Mr. Naughton’s employment by the Company without “Cause” prior to a change in control, Mr. Naughton will be entitled to receive an amount equal to the greater of (i) six month’s salary or (ii) four week’s salary plus two week’s salary for every year of salaried employment by the Company, plus continuation of Mr. Naughton’s participation in the Company’s benefit plans for six months. Since the benefits Mr. Naughton would receive under the 12-month notice provision described above are greater than those provided under this provision, the larger amounts are set forth in the table below.

Death and Disability.  The Named Executive Officers are not entitled to any payments or benefits upon death, other than any proceeds under the Company’s life insurance benefits provided to all Company employees, for which the employees pay the premiums. Likewise upon disability the Named Executive Officers are only entitled to such benefits as they may receive under the Company’s long term disability policy available to all employees. Since these benefits are paid for by the executive and are no more favorable for the Named Executive Officers than for any other Company employee, no amounts are shown in the table below for these benefits. All unvested stock options and restricted stock would be forfeited.

Voluntary Termination and Termination for Cause.  A Named Executive Officer is not entitled to receive any additional forms of severance payments or benefits upon his voluntary decision to terminate employment or upon termination for Cause. All unvested stock options or restricted stock would be forfeited.

Change in Control.  Pursuant to the terms of the agreements governing the awards of stock options or restricted stock to the Named Executive Officers, upon the occurrence of a change in control, all outstanding stock options will immediately vest and become exercisable and all shares of restricted stock will immediately vest and become unrestricted. The amounts set forth in the table for stock options reflect the difference between the closing price of Helix’s common stock on December 29, 2006 and the exercise prices for each option for which vesting would accelerate (no Named Executive Officer has any options to purchase Cal Dive stock). The amounts set forth in the table for restricted stock reflect the number of shares of restricted stock for which vesting would accelerate multiplied by the closing price of either Helix’s or Cal Dive’s Common Stock, as applicable, on December 29, 2006. No other benefits are payable to our Named Executive Officers upon a Change in Control without a termination of employment.

The Helix 2005 Long Term Incentive Plan, and the Cal Dive 2006 Plan, in the form as of December 31, 2006, define a change in control as (i) any sale of all or substantially all of the assets of the subject company or a consolidation or merger of the subject company in which the company was not the surviving company, other than a merger where a majority of the board of the surviving company continues for a two year period after the merger to be persons who were directors of the subject company prior to the merger, (ii) a liquidation or dissolution of the subject company, or (iii) the acquisition by any person of 20% or more of the outstanding securities of the subject company, and within two years thereafter, the persons who constituted the board of the subject company prior to the acquisition cease to constitute at least a majority of the board.

Termination of Employment following a Change in Control.  The employment agreements with the Named Executive Officers other than Ms. Buchanan provide that upon a termination of employment without “Cause” following a change in control or if the Named Executive Officer terminates his employment in certain circumstances defined in the agreement that constitute “Good Cause,” in addition to the accelerated vesting of stock options and restricted stock described above, each will receive:

•	Mr. Hébert will receive a lump sum severance payment in an amount equal to two times (a) his base salary during the year prior to termination together with (b) an amount equal to the annual cash incentive compensation received by Mr. Hébert for the last complete year of employment;

•	Mr. Naughton will receive a lump sum severance payment in an amount equal to two times (a) his base salary plus (b) the annual cash incentive compensation paid to Mr. Naughton for his last complete year of employment;

•	Mr. Lunsford will receive a lump sum severance payment in an amount equal to one times (in the case of a termination without “Cause” following a change in control), or two times (in the case of a termination by

Mr. Lunsford for “Good Cause” following a change in control) (a) his base salary together with (b) an amount equal to the annual cash incentive bonus received by Mr. Lunsford for the last complete year of employment;

•	two years of continued participation in the Company’s health care and life insurance benefit plans; and

•	an amount equal to the excise tax and taxes thereon charged, if any, to the Named Executive Officer as a result of any change in control payments.

The definition of change in control contained in the employment agreements are described above under “Employment Agreements and Change of Control Provisions Related to Named Executive Officers.”

ESTIMATED PAYMENTS ON TERMINATION OR CHANGE IN CONTROL

Event	Q. Hébert	S. Naughton	G. K. Lunsford	L. Buchanan

Normal and Early Retirement
2006 annual cash incentive compensation	$200,000	$185,000	$200,000	$62,500

Total	$200,000	$185,000	$200,000	$62,500
Death
2006 annual cash incentive compensation	$200,000	$185,000	$200,000	$62,500

Total	$200,000	$185,000	$200,000	$62,500
Disability
2006 annual cash incentive compensation	$200,000	$185,000	$200,000	$62,500

Total	$200,000	$185,000	$200,000	$62,500
Voluntary Termination and Termination for Cause
No payments	N/A	N/A	N/A	N/A

Total	N/A	N/A	N/A	N/A
Involuntary Termination Without Cause
2006 annual cash incentive compensation	$200,000	$185,000	$200,000	$62,500
Continued base salary	208,333	190,000	165,000	0
Continued cash incentive compensation	166,667	185,000	200,000	0
Continued health, disability and life insurance benefits	10,426	2,916	7,796	0
Continued vesting of Helix stock options	0	0	182,400	0
Continued vesting of Helix restricted stock	1,314,905	59,195	43,573	0
Continued vesting of Cal Dive restricted stock	0	119,727	76,030	0

Total	$1,900,331	$741,838	$874,799	$62,500
Change in Control
Accelerated Helix stock options	$0	$0	$364,800	$0
Accelerated Helix restricted stock	1,314,905	267,931	197,788	131,126
Accelerated Cal Dive restricted stock	2,413,453	1,129,500	717,270	660,318

Total	$3,728,358	$1,397,431	$1,279,858	$791,444
Change in Control with Involuntary Termination Without Cause
2006 annual cash incentive compensation	$200,000	$185,000	$200,000	$0
Cash severance payment	900,000	750,000	365,000	0
Accelerated Helix stock options	0	0	364,800	0
Accelerated Helix restricted stock	1,314,905	267,931	197,788	131,126
Accelerated Cal Dive restricted stock	2,413,453	1,129,500	717,270	660,318
Continued health, disability and life insurance benefits	20,852	5,832	15,593	0
Excise tax gross up	1,142,037	684,002	357,491	0

Total	$5,991,247	$3,022,265	$2,217,942	$791,444
Change in Control with Termination by Executive With Good Cause
2006 annual cash incentive compensation	$200,000	$185,000	$200,000	$0
Cash severance payment	900,000	750,000	730,000	0
Accelerated Helix stock options	0	0	364,800	0
Accelerated Helix restricted stock	1,314,905	267,931	197,788	131,126
Accelerated Cal Dive restricted stock	2,413,453	1,129,500	717,270	660,318
Continued health, disability and life insurance benefits	20,852	5,832	15,593	0
Excise tax gross up	1,142,037	684,002	525,115	0

Total	$5,991,247	$3,022,265	$2,750,566	$791,444

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee of the Board of Directors of the Company was, during fiscal 2006, an officer or employee of the Company or any of its subsidiaries, or was formerly an officer of the Company or any of its subsidiaries, or had any relationships requiring disclosure by the Company under Item 404 of Regulation S-K.

During fiscal 2006, no executive officer of the Company served as (i) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Compensation Committee of the Board of Directors, (ii) a director of another entity, one of whose executive officers served on the Compensation Committee, or (iii) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a Director of the Company.

CERTAIN TRANSACTIONS

In contemplation of our initial public offering, the Company entered into several agreements with Helix addressing the rights and obligations of each respective company, including a Master Agreement, a Corporate Services Agreement, an Employee Matters Agreement, a Registration Rights Agreement and a Tax Matters Agreement. The Master Agreement describes and provides a framework for the separation of our business from Helix’s business, allocates liabilities (including those potential liabilities related to litigation) between the parties, allocates responsibilities and provides standards for each company’s conduct going forward (e.g., coordination regarding financial reporting), and sets forth the indemnification obligations of each party. In addition, the Master Agreement provides Helix with a preferential right to use a specified number of our vessels at market rates in accordance with the terms of such agreement.

Pursuant to the Corporate Services Agreement, each party agrees to provide specified services to the other party, including administrative and support services for the time period specified therein. Generally, after Helix ceases to own 50% or more of the total voting power of our Common Stock, all services may be terminated by either party upon 60 days notice, but a longer notice period is applicable for selected services. Each of the services shall be provided in exchange for a monthly charge as calculated for each service (based on relative revenues, number of users for a particular service, or other specified measure). In general, under the Corporate Services Agreement Helix provides us with services related to the tax, treasury, audit, insurance (including claims) and information technology functions; and we provide Helix with services related to the human resources, training and orientation functions, and certain supply chain and environmental, health and safety services.

Pursuant to the Employee Matters Agreement, except as otherwise provided, we have generally accepted and assumed all employment related obligations with respect to all individuals who were employees of the Company as of the initial public offering closing date, including expenses related to existing options and restricted stock. Those employees are entitled to retain their Helix stock options and restricted stock grants under their original terms except as mandated by applicable law. The Employee Matters Agreement also permits our employees to participate in the Helix Employee Stock Purchase Plan for the offering period that ends June 30, 2007, and we agree to pay Helix at the end of the offering period the fair market value of the shares of Helix’s stock purchased by such employees.

Pursuant to the Tax Matters Agreement, Helix is generally responsible for all federal, state, local and foreign income taxes that are attributable to the Company for all tax periods ending on the initial public offering; we are generally responsible for all such taxes beginning after the initial public offering. In addition, the agreement provides that for a period of up to ten years, the Company is required to make annual payments totaling $11.3 million to Helix equal to 90% of tax benefits derived by the Company from tax basis adjustments resulting from the “Boot” gain recognized by Helix as a result of the distributions made to Helix as part of the initial public offering transaction. The current tax payable to Helix related to this obligation is $0.3 million.

Pursuant to the Registration Rights Agreement, we have agreed to provide Helix with registration rights relating to shares of our Common Stock held by Helix. Subject to certain limitations, Helix may require us to register under the Securities Act all or any portion of its shares, a so-called “demand request;” however, we are not obligated to effect more than two demand registrations during the first 12 months after our initial public offering or more than three demand registrations during any 12-month period thereafter. Helix also has so-called “piggy-back” registration rights. The demand and piggy-back registrations are each subject to market cutback exceptions.

Helix will pay all costs and expenses in connection with any “demand” registration and we will pay all costs and expenses in connection with any “piggy-back” registration, except underwriting discounts, commissions or fees attributable to shares of Common Stock sold by Helix. The rights of Helix under the Registration Rights Agreement will remain in effect until the shares of our Common Stock held by Helix (i) have been sold pursuant to an effective registration statement under the Securities Act, (ii) have been sold pursuant to Rule 144 under the Securities Act, (iii) have been transferred in a transaction where subsequent public distribution of the shares would not require registration under the Securities Act or (iv) are no longer outstanding.

In the ordinary course of business, the Company provided marine contracting services to Helix and recognized revenues of $20.0 million in 2006. Helix provided remotely operated vehicle services to the Company and the Company recognized operating expenses of $6.1 million in 2006.

Excluding the payable to Helix resulting from a tax step-up benefit, noted above, net amounts payable to and receivable from Helix are settled with cash at least quarterly. At December 31, 2006 the net amount receivable (excluding $0.3 million related to a current tax payable) from Helix was $1.6 million and was settled in January 2007.

All of these agreements were entered into at a time when we were a wholly-owned subsidiary of Helix. In addition to Helix holding approximately 73% of our outstanding Common Stock, two members of our six-member Board of Directors are executive officers and directors of Helix, and another of our Directors also serves as a director of Helix. The Master Agreement provides that all proposed transactions between Cal Dive and Helix after our initial public offering, any material amendment to the agreements described above, and any consent or approval proposed to be granted by Cal Dive for Helix’s benefit, in each case, that would ordinarily be submitted for approval by the Cal Dive Board of Directors, will be subject to the approval of a majority of the independent directors (as defined by applicable NYSE rules).

In addition, the Board has adopted a policy with respect to related persons transactions pursuant to which Audit Committee approval will be required for all such transactions. The Audit Committee will also, on an annual basis, review and assess ongoing relationships with each related person to ensure that they continue to be in compliance with such policy. A copy of this policy is posted on our website at www.caldive.com under Corporate Governance.

Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the Exchange Act requires the Company’s Directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission reports of ownership and changes in ownership of the Company’s Common Stock. Directors, executive officers and greater than ten percent shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the Company, all reports required to be filed pursuant to Section 16(a) of the Exchange Act for the fiscal year ended December 31, 2006 were filed on a timely basis.

PROPOSAL 2: PROPOSAL TO APPROVE THE AMENDED AND RESTATED
2006 LONG TERM INCENTIVE PLAN

General

We adopted and our sole stockholder approved our 2006 Long Term Incentive Plan prior to our initial public offering. Our Board of Directors has approved certain changes to our 2006 Long Term Incentive Plan and we are proposing the Amended and Restated 2006 Long Term Incentive Plan (the “2006 Plan”) to our stockholders for approval at the Annual Meeting.

The principal features of the 2006 Plan are summarized below. This summary is qualified in its entirety, however, by reference to the 2006 Plan, which is attached to this proxy statement as Appendix A.

Purpose of the Proposal

Our Board believes that providing officers, Directors and employees with a proprietary interest in the growth and performance of our Company is crucial to stimulating individual performance while at the same time enhancing stockholder value. Our Board believes that the 2006 Plan will provide our Company with the continued ability to attract, retain and motivate key personnel and board members in a manner tied to the interests of stockholders.

Terms of the 2006 Plan

Administration

The 2006 Plan will be administered by the Compensation Committee of our Board of Directors (or a subcommittee composed of at least two members of the Compensation Committee). Subject to the terms of the 2006 Plan, the Compensation Committee has broad authority to select the persons to whom awards will be made, fix the terms and conditions of each award, and construe, interpret and apply the provisions of the 2006 Plan and of any award made under the 2006 Plan. Our Chief Executive Officer has the authority to grant awards to non-executive officer employees (for no more than 100,000 shares per fiscal year) in connection with promotions and as inducements to hire candidates.

Securities Covered by the Plan

We can issue a total of 9,000,000 shares of our Common Stock under the 2006 Plan. Shares covered by awards that expire or are forfeited, canceled or settled in cash are not taken into account in applying these limitations. The closing sale price of a share of our Common Stock on the New York Stock Exchange on March 30, 2007 was $12.21.

Individual Award Limitations

No participant may receive options in any fiscal year covering more than 500,000 shares. No participant may be granted restricted stock awards during any fiscal year covering more than 300,000 shares. The maximum number of shares of Common Stock with respect to which restricted stock units may be granted to a participant during a fiscal year may not exceed in value the fair market value of 300,000 shares determined as of the date of grant.

Eligibility

Awards may be made under the 2006 Plan to any of our Directors, employees, or persons who have agreed to become our employees and who we expect to become our employees within six months. We currently have three non-employee Directors and approximately 52 management level employees who may be expected to receive awards through the 2006 Plan.

Forms of Award

Stock Options.  We may only grant stock options that do not qualify as “incentive stock options” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code.”) The per share exercise price of a stock option may not be less than the fair market value per share of our Common Stock on the date the option is granted.

The maximum term of a stock option is 10 years. The Compensation Committee may impose such exercise, forfeiture and other conditions and limitations as it deems appropriate with respect to stock options, as well as the shares of Common Stock acquired upon the exercise of stock options. The exercise price under a stock option may be paid in cash or with previously owned shares of Common Stock. The exercise price may also be paid through broker-assisted cashless exercise procedures, through the issuance of “net shares” or in any other form that is acceptable to the Compensation Committee.

Restricted Stock Awards.  The 2006 Plan authorizes the Compensation Committee to make restricted stock awards, pursuant to which shares of Common Stock are issued to designated participants subject to transfer restrictions and vesting conditions. In general, if the recipient of a restricted stock award terminates employment or service on our board of directors before the end of the specified vesting period or if the recipient fails to meet performance or other specified vesting conditions, the restricted shares will be forfeited by the recipient and will revert to us. Subject to such conditions as the Compensation Committee may impose, the recipient of a restricted stock award may be given the rights to vote and receive dividends on shares covered by the award pending the vesting or forfeiture of the shares.

Restricted Stock Unit Awards.  A restricted stock unit award gives the recipient the right to receive shares or cash at the end of a specified period. Restricted stock unit awards generally consist of the right to receive shares of our Common Stock or cash in the future, upon the satisfaction of vesting conditions, such as continuing employment or service for a specified period of time or satisfaction of specified performance criteria. Prior to settlement, restricted stock unit awards do not carry voting, dividend or other rights associated with stock ownership; however, dividend equivalents may be payable or accrue if the Compensation Committee so determines.

Amendment and Termination of the Plan

Except as may otherwise be required by law or the requirements of any stock exchange or market upon which the Common Stock may then be listed, our Board of Directors, acting in its sole discretion and without further action on the part of our stockholders, may amend the 2006 Plan at any time and from time to time and may terminate the 2006 Plan at any time.

Adjustments of Awards

Capital Changes.  The Compensation Committee will determine the appropriate adjustments that are required to be made to the terms of the 2006 Plan and outstanding awards upon the occurrence of certain events affecting our capital structure, including, for example, a recapitalization, stock dividend, stock split or spin-off. Appropriate adjustments will be made to the maximum number of shares and the class of shares or other securities that may be issued under the 2006 Plan, the maximum number and class of shares that may be covered by awards made to an individual in any calendar year, the number and class of shares or other securities subject to outstanding awards and, where applicable, the exercise price, base value or purchase price of outstanding awards and the performance objectives upon which outstanding performance awards are based.

Change of Control.  The Compensation Committee may specify in a recipient’s award agreement the effect of a change of control (as defined in the plan) on an award granted under the 2006 Plan. In addition, upon a corporate change (as defined in the 2006 Plan) which includes a change of control, our Compensation Committee will have the authority to take a variety of actions regarding outstanding awards. Within certain time periods and under certain conditions, our Compensation Committee may:

•	accelerate the exercisability of options and require that all outstanding options be exercised by a certain date;

•	require the surrender to our Company of some or all outstanding awards in exchange for a stock or cash payment for each award equal in value to the per share change of control value, calculated as described in the 2006 Plan, over the exercise or base price;

•	make any equitable adjustment to outstanding awards as our Compensation Committee deems necessary to reflect our corporate changes;

•	provide that an entity that is a party to the transaction will assume the award or substitute a similar award with equivalent value and terms; or

•	provide that an award will become an award relating to the number and class of shares of stock or other securities or property (including cash) to which the participant would have been entitled in connection with the change of control transaction if the participant had been a stockholder.

No Repricing of Stock Options.  Subject to the provisions of the 2006 Plan regarding adjustments due to a change in corporate or capital structure, the Compensation Committee will have no authority to reprice outstanding options, whether through amendment, cancellation or replacement grants, without approval of our stockholders.

Performance-Based Compensation Under Section 162(m).

Stock options granted in accordance with the terms of the 2006 Plan are designed to qualify as performance-based compensation under Section 162(m) of the Code. Performance-based compensation does not count toward the $1 million limit on our Company’s federal income tax deduction for compensation paid to its most highly compensated executive officers. Grants of restricted stock or restricted stock unit awards that we intend to qualify as performance-based compensation under Section 162(m) must be made subject to the achievement of pre-established performance goals. The pre-established performance goals will be based upon any or a combination of the following criteria relating to our Company or one or more of our divisions or subsidiaries: earnings per share; return on assets; an economic value added measure; stockholder return; earnings or earnings before interest, taxes and amortization; stock price; total stockholder return; return on equity; return on total capital; return on assets or net assets; revenue; reduction of expenses; free cash flow; income or net income; operating income or net operating income; gross profit; operating profit or net operating profit; operating margin or profit margin; return on operating revenue; return on invested capital; market segment share; customer satisfaction or safety. For any performance period, the performance goals may be measured on an absolute basis or relative to a group of peer companies selected by the Compensation Committee, relative to internal goals or relative to levels attained in prior years. Performance measurements may be adjusted as specified in advance in accordance with Section 162(m).

Our Compensation Committee has authority to use different targets from time to time with respect to the performance goals provided in the 2006 Plan. The regulations under Section 162(m) require that the material terms of the performance goals be reapproved by our stockholders every five years. To qualify as performance-based compensation, grants of restricted stock and restricted stock unit awards will be required to satisfy the other applicable requirements of Section 162(m).

Termination of Employment.  If a participant ceases to be an employee or Director of our Company, the 2006 Plan or the award agreement will specify the treatment of the award.

Transferability of Incentives.  The awards granted under the 2006 Plan may not be transferred except as provided in the award agreement

•	by will

•	by the laws of descent and distribution

•	pursuant to a domestic relations order, or

•	in the case of stock options only, if permitted by the Compensation Committee and if so provided in the stock option agreement, to immediate family members or to a partnership, limited liability company or trust for which the sole owners, members or beneficiaries are the participant or immediate family members.

Payment of Withholding Taxes.  We may withhold from any payments or stock issuances under the 2006 Plan, or collect as a condition of payment, any taxes required by law to be withheld. We may, with the participant’s consent, satisfy the participant’s withholding tax obligation by withholding from the shares the participant would otherwise receive, shares having a value equal to the minimum amount required to be withheld.

Awards To Be Granted

If our stockholders approve the 2006 Plan at the Annual Meeting, grants of awards to employees and Directors will be made in the future by the Compensation Committee as it deems necessary or appropriate.

Federal Income Tax Consequences

The federal income tax consequences related to the issuance of the different types of awards that may be awarded under the 2006 Plan are summarized below. Participants who are granted awards under the 2006 Plan should consult their own tax advisors to determine the tax consequences based on their particular circumstances.

Stock Options.  A participant who is granted a stock option normally will not realize any income, nor will our Company normally receive any deduction for federal income tax purposes, in the year the option is granted.

When a non-qualified stock option granted through the 2006 Plan is exercised, the participant will realize ordinary income measured by the difference between the aggregate purchase price of the shares acquired and the aggregate fair market value of the shares acquired on the exercise date and, subject to the limitations of Section 162(m) of the Code, we will be entitled to a deduction in the year the option is exercised equal to the amount the participant is required to treat as ordinary income. The tax basis of shares acquired upon the exercise of a stock option is equal to the value of the shares on the date of exercise.

If the exercise price of an option is paid by the surrender of previously owned shares, the basis and the holding period of the previously owned shares carry over to the same number of shares received in exchange for the previously owned shares. The compensation income recognized on exercise of these options is added to the basis of the shares received.

Upon a subsequent sale of the shares, capital gain or loss will be realized in an amount equal to the difference between the selling price and the basis of the shares.

Restricted Stock.  Unless the participant makes an election to accelerate recognition of the income to the date of grant (as described below), the participant will not recognize income, and we will not be allowed a tax deduction, at the time the restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the shares as of that date, and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Code. If the participant files an election under Section 83(b) of the Code within 30 days of the date of grant of restricted stock, the participant will recognize ordinary income as of the date of the grant equal to the fair market value of the stock as of that date, and our Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. If the stock is later forfeited, however, the participant will not be able to recover the tax previously paid pursuant to a Section 83(b) election.

Restricted Stock Unit Awards.  A participant will not be deemed to have received taxable income upon the grant of a restricted stock unit award. The participant will be deemed to have received taxable ordinary income at such time as cash or shares are distributed with respect to the restricted stock units in an amount equal to the amount of cash or the fair market value of the shares distributed to the participant. Upon the distribution of cash or shares to a participant with respect to a restricted stock unit award, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the taxable ordinary income of the participant, subject to any applicable limitations under Section 162(m) of the Code. The basis of any shares received will equal the amount of taxable ordinary income recognized by the participant upon receipt of such shares.

Section 409A.  If any award constitutes non-qualified deferred compensation under Section 409A of the Code, it will be necessary that the award be structured to comply with Section 409A of the Code to avoid the imposition of additional tax, penalties and interest on the participant.

Tax Consequences of a Change of Control.  If, upon a change of control of our Company, the exercisability, vesting or payout of an award is accelerated, any excess on the date of the change of control of the fair market value of the shares or cash issued under accelerated incentives over the purchase price of such shares, if any, may be characterized as “parachute payments” (within the meaning of Section 280G of the Code) if the sum of such amounts and any other such contingent payments received by the employee exceeds an amount equal to three times the “base amount” for such employee. The base amount generally is the average of the annual compensation of the employee for the five years preceding such change in ownership or control. An “excess parachute payment,” with respect to any employee, is the excess of the parachute payments to such person, in the aggregate, over and above such person’s base amount. If the amounts received by an employee upon a change of control are characterized as parachute payments, the employee will be subject to a 20% excise tax on the excess parachute payment and we will be denied any deduction with respect to such excess parachute payment.

The foregoing discussion summarizes the federal income tax consequences of awards that may be granted under the 2006 Plan based on current provisions of the Code, which are subject to change. This summary does not cover any foreign, state or local tax consequences.

Vote Required

Approval of the 2006 Plan requires the affirmative vote of the holders of at least a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting.

The Board of Directors unanimously recommends a vote “FOR” approval of the Amended and Restated 2006 Long Term Incentive Plan.

EQUITY COMPENSATION PLAN INFORMATION

The table below provides information relating to the Company’s equity compensation plans as of December 31, 2006:

	Number of Securities
	to Be Issued upon	Weighted-Average	Number of Securities
	Exercise of Outstanding	Exercise Price of	Remaining Available
	Options, Warrants	Outstanding Options,	for Future Issuance under
Plan Category	and Rights (2)	Warrants and Rights	Compensation Plans (3)

Equity compensation plans approved by security holders(1)	0	N/A	6,381,679
Equity compensation plans not approved by security holders	0	N/A	-0-

Total	0		6,381,679

(1)	The 2006 Plan provided that the Company could grant up to 7,000,000 shares of our Common Stock in the form of options, restricted stock or restricted stock units subject to the terms and conditions of the 2006 Plan. The 2006 Plan was approved by Helix at the time when Helix was our sole stockholder. The Amended and Restated 2006 Plan that authorizes the grant of up to 9,000,000 shares of our Common Stock is being presented to our stockholders for approval at the Annual Meeting.

(2)	As of December 31, 2006, there were no options, and 618,321 shares of restricted stock, granted under the 2006 Plan.

(3)	Between December 31, 2006 and the record date, March 30, 2007, no new options were issued and 24,894 shares of restricted stock were awarded pursuant to the 2006 Plan.

REPORT OF THE AUDIT COMMITTEE

Management has the primary responsibilities for the financial statements and the accounting and financial reporting processes, including the Company’s system of disclosure controls and procedures and internal control over financial reporting. The Audit Committee oversees the Company’s accounting and financial reporting processes and the audit of our financial statements on behalf of the Board.

In this context, the Audit Committee has met and held discussions with management and the Company’s internal auditors and Ernst & Young LLP, the Company’s independent registered public accounting firm. Management represented to the Audit Committee that the Company’s audited financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and fairly present, in all material respects, the financial condition, results of operations and cash flows of the Company as of and for the periods presented in the financial statements. The Audit Committee has reviewed and discussed the audited financial statements with management and Ernst & Young LLP. The Audit Committee discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards (SAS”) No. 61, Communication with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T.

In addition, the Audit Committee has discussed with Ernst & Young LLP such firm’s independence from the Company and management, including the matters in the written disclosures provided by such firm to the Audit Committee as required by the Independence Standards Board Standard No. 1, Independence Discussions With Audit Committees, as adopted by the PCAOB in Rule 3600T. Ernst & Young LLP has represented to the Company that they are independent under applicable rules of the Securities and Exchange Commission.

The Audit Committee has discussed with the internal auditors and Ernst & Young LLP the overall scope and plans for their respective audits. The Audit Committee has met with the internal auditors and Ernst & Young LLP, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls over financial reporting and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the consolidated and combined audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE:

Todd A. Dittmann, Chairman William L. Transier David E. Preng

The information contained in the report above shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

INDEPENDENT PUBLIC REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP has served as the Company’s independent registered public accounting firm providing auditing and financial services since their engagement in fiscal 2006, and will continue to provide such services during fiscal 2007. We expect that representatives of Ernst & Young LLP will be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fee Information

Prior to the closing of our initial public offering on December 19, 2006, we were a wholly-owned subsidiary of Helix and thus our financial results were included in Helix’s audited financial statements and were not separately audited. Fees for professional services provided by our independent registered public accounting firm in the last fiscal year in each of the following categories are:

2006

Audit Fees(1)	$2,289,967
Audit-Related Fees	—
All Other Fees	—

Total	$2,289,967

(1)	Audit fees consist of professional services rendered for the audit of the Company’s annual consolidated financial statements. This category also includes approximately $1.6 million incurred related to our initial public offering including audit and reviews of the related financial statements included in our Registration Statement on Form S-1, as well as services rendered related to the review of the Registration Statement and all amendments thereto filed with the Securities and Exchange Commission and the issuance of consents and comfort letters.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted procedures for pre-approving certain audit and permissible non-audit services provided by the independent registered public accounting firm. These procedures include reviewing a budget for audit and permissible non-audit services. The budget includes a description of, and a budgeted amount for, particular categories of audit and permissible non-audit services that are recurring in nature and therefore anticipated at the time the budget is submitted. Audit Committee approval is required to exceed the budget amount for a particular category of audit or permissible non-audit services and to engage the independent registered public accounting firm for any audit or permissible non-audit services not included in the budget. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the Securities and Exchange Commission rules on auditor independence. The Audit Committee may delegate pre-approval authority to the Chairman of the Audit Committee. The Audit Committee periodically monitors the services rendered and actual fees paid to the independent registered public accounting firm to ensure that such services are within the parameters approved by the Audit Committee. None of the fees paid for services in 2006 were for services approved by the Audit Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

OTHER INFORMATION

Proposals and Director Nominations for 2008 Stockholder’s Meeting

In order for a stockholder proposal to be considered for inclusion in our Proxy Statement for the 2008 Annual Meeting, the written proposal must be received by the Corporate Secretary, at our offices no later than December 10, 2007. The proposal must comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

In addition, our By-laws permit stockholders to propose business to be considered and nominate directors for election at an annual stockholder meeting. To propose business or nominate a director, the stockholder must deliver a notice to the Corporate Secretary setting forth the name of the nominee and all information required to be disclosed in solicitations of proxies or otherwise required pursuant to Regulation 14A under the Exchange Act together with the nominee’s written consent to serve as a director if elected. The stockholder providing such nomination must provide his or her name and address and class and number of voting securities held by such stockholder and as to any other business that the stockholder proposes to bring, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business by the stockholder proposing it. Such stockholder must be a stockholder of record on the record date for the meeting and on the day the notice of the meeting is given. In addition, the stockholder must give timely notice of such nomination to the Corporate Secretary of Cal Dive no earlier than January 7, 2008 nor later than February 6, 2008. For as long as Helix continues to own at least a majority of the total voting power of our Common Stock, it may nominate persons for election to our Board without complying with these procedures. A copy of the By-laws is available from the Corporate Secretary.

All submissions to, or requests from, the Corporate Secretary should be made to our principal offices at 400 N. Sam Houston Parkway, E., Suite 1000, Houston, Texas 77060.

Other

Our 2006 Annual Report to Stockholders (including our Annual Report on Form 10-K) is being sent to stockholders of record as of March 30, 2007, together with this Proxy Statement.

The Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will vote on that business in accordance with their best judgment.

By Order of the Board of Directors

Lisa M. Buchanan
Corporate Secretary
Cal Dive International, Inc.

APPENDIX A

AMENDED AND RESTATED
CAL DIVE INTERNATIONAL, INC.
2006 LONG TERM INCENTIVE PLAN

ARTICLE I

ESTABLISHMENT, PURPOSE AND DURATION

1.1  Establishment.  The Company hereby establishes an incentive compensation plan, to be known as “Cal Dive International, Inc. 2006 Long Term Incentive Plan,” as set forth in this document. The Plan permits the grant of Options, Restricted Stock and Restricted Stock Units.

1.2  Purpose of the Plan.  The purpose of the Plan is to provide incentives to directors, corporate officers and other employees of the Company and its Affiliates by enabling them to acquire shares of common stock of the Company and to receive other compensation based on the increase in value of the common stock of the Company or certain other performance measures. The Plan is intended to advance the best interests of the Company, its Affiliates and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional performance incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment with the Company and its Affiliates.

1.3  Duration of Authority to Make Grants Under the Plan.  No Awards may be granted under the Plan on or after December 9, 2016. The applicable provisions of the Plan will continue in effect with respect to an Award granted under the Plan for as long as such Award remains outstanding.

ARTICLE II

DEFINITIONS

The words and phrases defined in this Article shall have the meaning set out below throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower or different meaning.

2.1  “Affiliate” means any corporation, partnership, limited liability company or association, trust or other entity or organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (a) to vote more than 50 percent (50%) of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or (b) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

2.2  “Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock and Restricted Stock Units in each case subject to the terms and provisions of the Plan.

2.3  “Award Agreement” means an agreement, including an employment, change of control or severance agreement with an Employee, that sets forth the terms and conditions applicable to an Award granted under the Plan.

2.4  “Board” means the board of directors of the Company.

2.5  “Change of Control” shall mean:

(a) the acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 30% of the outstanding shares of the Stock; provided, however, that for purposes of this subsection (a), the following events shall not constitute a Change of Control:

(i) The continuing ownership by Helix Energy Solutions Group, Inc. (“Helix”) of that number of shares of the Stock that Helix did own at the completion of the initial public offering of the Stock,

provided that Helix does not thereafter increase its percentage ownership of the outstanding shares of Company Common Stock (except as otherwise permitted hereby);

(ii) any acquisition of Stock by a Person directly from the Company;

(iii) any acquisition of Stock by the Company;

(iv) any acquisition of Stock by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company; or

(v) any acquisition of Stock by any entity pursuant to a transaction that complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 2.5; or

(b) individuals who, as of the date this Amended and Restated Plan is approved by the Board (the “Approval Date”), constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a director after the Approval Date through an election, or a nomination for election by the Company’s stockholders, approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual’s initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board; or

(c) consummation of a reorganization, merger or consolidation, or sale or other similar disposition of all of substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination,

(i) Persons who were the beneficial owners of the Company’s outstanding common stock and any other securities of the Company entitled to vote generally in the election of directors immediately prior to such Business Combination continue to have collectively the direct or indirect beneficial ownership, respectively, of 50% or more of the then outstanding shares of common stock, and 50% or more of the Voting Power of the then outstanding voting securities of the corporation resulting from such Business Combination (which, for purposes of this paragraph (i) and paragraphs (ii) and (iii), shall include a corporation which as a result of such transaction controls the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries); and

(ii) except to the extent that such ownership in the Company existed prior to the Business Combination, no Person (excluding, for the purpose of this clause, any corporation resulting from such Business Combination or any employee benefit plan or related trust of the Company or the corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or 20% or more of the combined Voting Power of the then outstanding voting securities of such corporation; and

(iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement providing for such Business Combination, or, in the absence of an agreement, of the action taken by the Board approving such Business Combination; or

(d) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

2.6  “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

2.7  “Committee” means a committee of at least two persons, who are members of the Compensation Committee of the Board and are appointed by the Compensation Committee of the Board, or, to the extent it chooses to operate as the Committee, either the Compensation Committee of the Board or the full Board. Each member of the Committee in respect of his or her participation in any decision with respect to an Award intended to satisfy the requirements of section 162(m) of the Code must satisfy the requirements of “outside director” status within the meaning of section 162(m) of the Code; provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. As to Awards, grants or other transactions that are authorized by the Committee and that are intended to be exempt under Rule 16b-3 under the Exchange Act, the requirements of Rule 16b-3(d)(1) under the Exchange Act with respect to committee action must also be satisfied. For all purposes under the Plan and for so long as he is a member of the Board, the Chief Executive Officer of the Company shall be deemed to be the “Committee” with respect to Options, Restricted Stock or Restricted Stock Units granted by him pursuant to Section 4.1.

2.8  “Company” means Cal Dive International, Inc., a Delaware corporation, or any successor (by reincorporation, merger or otherwise).

2.9  “Corporate Change” shall have the meaning ascribed to that term in Section 4.5(c).

2.10  “Disability” means as determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Holder that would entitle him to payment of disability income payments under the Company’s long term disability insurance policy or plan for employees as then in effect; or in the event that the Holder is not covered, for whatever reason under the Company’s long term disability insurance policy or plan for employees or in the event the Company does not maintain such a long term disability insurance policy, “Disability” means a permanent and total disability as defined in section 22(e)(3) of the Code. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Holder shall submit to an examination by such physician upon request by the Committee.

2.11  “Employee” means (a) a person employed by the Company or any Affiliate as a common law employee or (b) a person who has agreed to become a common law employee of the Company or any Affiliate and is expected to become such within six (6) months from the date of a determination made for purposes of the Plan.

2.12  “Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time.

2.13  “Fair Market Value” of the Stock as of any particular date means (1) if the Stock is traded on a stock exchange, the closing sale price of the Stock on that date as reported on the principal securities exchange on which the Stock is traded, or (2) if the Stock is traded in the over-the-counter market, the average between the high bid and low asked price on that date as reported in such over-the-counter market; provided that (a) if the Stock is not so traded, (b) if no closing price or bid and asked prices for the stock was so reported on that date or (c) if, in the discretion of the Committee, another means of determining the fair market value of a share of Stock at such date shall be necessary or advisable, the Committee may provide for another means for determining such fair market value.

2.14  “Fiscal Year” means the Company’s fiscal year.

2.15  “Holder” means a person who has been granted an Award or any person who is entitled to receive Shares under an Award.

2.16  “Minimum Statutory Tax Withholding Obligation” means the amount the Company or an Affiliate is required to withhold for federal, state and local taxes based upon the applicable minimum statutory withholding rates required by the relevant tax authorities.

2.17  “Option” means an option to purchase Stock granted pursuant to Article V.

2.18  “Option Price” shall have the meaning ascribed to that term in Section 5.4.

2.19  “Optionee” means a person who is granted an Option under the Plan.

2.20  “Option Agreement” means a written contract, including an employment, change of control or severance agreement with an Employee, setting forth the terms and conditions of an Option.

2.21  “Period of Restriction” means the period during which Restricted Stock is subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article VI.

2.22  “Plan” means Cal Dive International, Inc. 2006 Long Term Incentive Plan, as set forth in this document and as it may be amended from time to time.

2.23  “Restricted Stock” means shares of restricted Stock issued or granted under the Plan pursuant to Article VI.

2.24  “Restricted Stock Award” means an award of restricted Stock to a Holder authorized by the Committee.

2.25  Restricted Stock Unit” means a unit credited to a Holder’s ledger account maintained by the Company pursuant to Article VII.

2.26  “Restricted Stock Unit Award” means an Award granted pursuant to Article VII.

2.27  “Retirement” means retirement in accordance with the terms of a retirement plan that is qualified under section 401(a) of the Code and maintained by the Company or an Affiliate in which the Holder is a participant.

2.28  “Section 409A” means section 409A of the Code and Department of Treasury rules and regulations issued thereunder.

2.29  “Stock” means the common stock of the Company, $.01 par value per share (or such other par value as may thereafter be stated in the Company’s certificate of incorporation).

2.30  “Substantial Risk of Forfeiture” shall have the meaning ascribed to that term in section 409A of the Code and Department of Treasury guidance issued thereunder.

2.31  “Termination of Employment” means the termination of the Award recipient’s employment relationship with the Company and all Affiliates.

2.32  “Voting Power” means the rights vested, by law or the Company’s certificate of incorporation, in the stockholders, or in one or more classes of stockholders, to vote with respect to the election of directors.

ARTICLE III

ELIGIBILITY AND PARTICIPATION

3.1  Eligibility.  The persons who are eligible to receive Awards under the Plan are Employees and directors of the Company. The Company will issue Awards directly to a non-employee director’s employer rather than to the director, if so instructed in writing by the non-employee director and the director’s employer.

3.2  Participation.  Subject to the terms and provisions of the Plan, the Committee, or the Chief Executive Officer as provided in Section 4.1, may, from time to time, select the Employees to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE IV

GENERAL PROVISIONS RELATING TO AWARDS

4.1  Authority to Grant Awards.  The Committee may grant Awards to those Employees and directors as the Committee shall from time to time determine, under the terms and conditions of the Plan. Subject only to any applicable limitations set out in the Plan, the number of shares of Stock or other value to be covered by any Award to be granted under the Plan shall be as determined by the Committee in its sole discretion. However, the Chief Executive Officer of the Company (who also serves as a member of the Board and who, in this respect, functions as a single-member committee of the Board) is authorized to grant Options, Restricted Stock or Restricted Stock Units, with respect to no more than 100,000 shares of Stock per Fiscal Year, as a result of promotions of Employees and as inducements to hire prospective Employees, who will in each case not be officers of the Company subject to the provisions of Section 16 of the Exchange Act.

4.2  Dedicated Shares; Maximum Awards.  The aggregate number of shares of Stock with respect to which Awards may be granted under the Plan is 9,000,000. The maximum number of shares of Stock with respect to which Options may be granted to an Employee during a Fiscal Year is 500,000. The maximum number of shares of

Stock with respect to which Restricted Stock Awards may be granted to an Employee during a Fiscal Year is 300,000. The maximum number of shares of Stock with respect to which Restricted Stock Unit Awards may be granted to an Employee during a Fiscal Year may not exceed in value the Fair Market Value of 300,000 shares of Stock determined as of the date of grant. Each of the foregoing numerical limits stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5. If shares of Stock are withheld from payment of an Award to satisfy tax obligations with respect to the Award, such shares of Stock will count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan. If Shares are tendered in payment of an Option Price of an Option, such shares of Stock will not be added to the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan. To the extent that any outstanding Award is forfeited or cancelled for any reason prior to the issuance of Stock in payment of the Award or is settled in cash in lieu of shares of Stock, the shares of Stock allocable to such portion of the Award may again be subject to an Award granted under the Plan.

4.3  Non-Transferability.  Except as specified in the applicable Award Agreements, in domestic relations court orders or as permitted in Section 5.8 hereof, Awards shall not be transferable by the Holder other than by will or under the laws of descent and distribution, and shall be exercisable, during the Holder’s lifetime, only by the Holder. In the discretion of the Committee, any attempt to transfer an Award other than under the terms of the Plan and the applicable Award Agreement may terminate the Award.

4.4  Requirements of Law.  The Company shall not be required to sell or issue any shares of Stock under any Award if issuing those shares of Stock would constitute or result in a violation by the Holder or the Company of any provision of any law, statute or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any other Award, the Company shall not be required to issue any shares of Stock unless the Committee has received evidence satisfactory to it to the effect that the Holder will not transfer the shares of Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any shares of Stock covered by the Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the shares of Stock issuable on exercise of an Option or pursuant to any other Award are not registered, the Company may imprint on the certificate evidencing the shares of Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law, or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause or enable the exercise of an Option or any other Award, or the issuance of shares of Stock pursuant thereto, to comply with any law or regulation of any governmental authority.

4.5  Changes in the Company’s Capital Structure.

(a) The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting the Stock or Stock rights, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

(b) If the Company shall effect a subdivision or consolidation of Stock or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of Stock outstanding, without receiving compensation therefor in money, services or property, then (1) the number, class or series and per share price of Stock subject to outstanding Options or other Awards under the Plan shall be appropriately adjusted in such a manner as to entitle a Holder to receive upon exercise of an Option or other Award, for the same aggregate cash consideration, the equivalent total number and class or series of Stock the Holder would have received had the Holder exercised his or her Option or other Award in full immediately prior to the event requiring the adjustment, and (2) the number and class or series of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class or series of Stock then reserved, that number and class or series of Stock that would have been received by the owner of an equal number of outstanding shares of Stock of each class or series of Stock as the result of the event requiring the adjustment.

(c) If while unexercised Options or other Awards remain outstanding under the Plan (1) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (2) there is a Change of Control of the Company or (3) the Company is a party to any other corporate transaction (as defined under section 424(a) of the Code and applicable Department of Treasury regulations) that is not described in clauses (1) or (2) of this sentence (each such event is referred to herein as a “Corporate Change”), then, except as otherwise provided in an Award Agreement (provided that such exceptions shall not apply in the case of a reincorporation merger), or as a result of the Committee’s effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any Award then outstanding may be exercised or shall vest, and no later than thirty days after the approval by the Board of the Company of such Corporate Change or if such Corporate Change did not involve Board approval, then no later than thirty days after such Corporate Change, the Committee, acting in its sole and absolute discretion without the consent or approval of any Holder, shall act to effect one or more of the following alternatives, which may vary among individual Holders and which may vary among Awards held by any individual Holder (provided that, with respect to a reincorporation merger in which Holders of the Company’s ordinary shares will receive one ordinary share of the successor corporation for each ordinary share of the Company, none of such alternatives shall apply and, without Committee action, each Award shall automatically convert into a similar award of the successor corporation exercisable for the same number of ordinary shares of the successor as the Award was exercisable for ordinary shares of Stock of the Company and, provided further that no such actions are required to be taken by the Compensation Committee with respect to a Change of Control described in Section 2.5(a) or (b) hereof):

(i) accelerate the time at which some or all of the Awards then outstanding may be exercised so that such Awards may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all such Awards that remain unexercised and all rights of Holders thereunder shall terminate;

(ii) require the mandatory surrender to the Company by all or selected Holders of some or all of the then outstanding Awards held by such Holders (irrespective of whether such Awards are then exercisable under the provisions of the Plan or the applicable Award Agreement evidencing such Award) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Award and the Company shall pay to each such Holder an amount of cash per share equal to the excess, if any, of the per share price offered to stockholders of the Company in connection with such Corporate Change over the exercise prices under such Award for such shares or in lieu of such cash payment, the issuance of Stock or securities of an acquiring entity having a value equal to such excess;

(iii) with respect to all or selected Holders, have some or all of their then outstanding Awards (whether vested or unvested) assumed or have a new award of a similar nature substituted for some or all of their then outstanding Awards under the Plan (whether vested or unvested) by an entity which is a party to the transaction resulting in such Corporate Change and which is then employing such Holder or which is affiliated or associated with such Holder in the same or a substantially similar manner as the Company prior to the Corporate Change, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate fair market value of the Stock subject to the Award immediately after the assumption or substitution over the aggregate exercise price of such Stock is equal to the excess of the aggregate fair market value of all Stock subject to the Award immediately before such assumption or substitution over the aggregate exercise price of such Stock, and (B) the assumed rights under such existing Award or the substituted rights under such new Award as the case may be will have the same terms and conditions as the rights under the existing Award assumed or substituted for, as the case may be;

(iv) provide that the number and class or series of Stock covered by an Award (whether vested or unvested) theretofore granted shall be adjusted so that such Award when exercised shall thereafter cover the number and class or series of Stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the Holder had been the holder of record of the number of shares of Stock then covered by such Award; or

(v) make such adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole and absolute discretion that no such adjustment is necessary).

In effecting one or more of the alternatives immediately above, and except as otherwise may be provided in an Award Agreement, the Committee, in its sole and absolute discretion and without the consent or approval of any Holder, may accelerate the time at which some or all Awards then outstanding may be exercised.

(d) In the event of changes in the outstanding Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 4.5, any outstanding Award and any Award Agreements evidencing such Award shall be subject to adjustment by the Committee in its sole and absolute discretion as to the number and price of Stock or other consideration subject to such Award. In the event of any such change in the outstanding Stock, the aggregate number of shares of Stock available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

(e) After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Holder shall be entitled to have his Restricted Stock appropriately adjusted based on the manner in which the shares of Stock were adjusted under the terms of the agreement of merger or consolidation.

(f) The issuance by the Company of stock of any class or series, or securities convertible into, or exchangeable for, stock of any class or series, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion or exchange of stock or obligations of the Company convertible into, or exchangeable for, stock or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class or series, or price of shares of Stock then subject to outstanding Options or other Awards.

4.6  Election Under Section 83(b) of the Code.  No Holder shall exercise the election permitted under section 83(b) of the Code with respect to any Award without the written approval of the Chief Financial Officer of the Company. Any Holder who makes an election under section 83(b) of the Code with respect to any Award without the written approval of the Chief Financial Officer of the Company may, in the discretion of the Committee, forfeit any or all Awards granted to him or her under the Plan.

4.7  Forfeiture for Cause.  Notwithstanding any other provision of the Plan or an Award Agreement, if the Committee finds by a majority vote that a Holder, before or after his Termination of Employment (a) committed a fraud, embezzlement, theft, felony or an act of dishonesty in the course of his employment by the Company or an Affiliate which conduct damaged the Company or an Affiliate or (b) disclosed trade secrets of the Company or an Affiliate, then as of the date the Committee makes its finding, any Awards awarded to the Holder that have not been exercised by the Holder (including all Awards that have not yet vested) will be forfeited to the Company. The findings and decision of the Committee with respect to such matter, including those regarding the acts of the Holder and the damage done to the Company, will be final for all purposes. No decision of the Committee, however, will affect the finality of the discharge of the individual by the Company or an Affiliate.

4.8  Forfeiture Events.  The Committee may specify in an Award Agreement that the Holder’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, Termination of Employment for cause, termination of the Holder’s provision of services to the Company or its Affiliates, violation of material policies of the Company and its Affiliates, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Holder, or other conduct by the Holder that is detrimental to the business or reputation of the Company and its Affiliates.

4.9  Performance Goals for Section 162(m) Awards.  To the extent that shares of Restricted Stock or Restricted Stock Units granted under the Plan are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the vesting, grant or payment of such Awards shall be conditioned on the achievement of one or more performance goals and must satisfy the other requirements of Section 162(m) of the Code. The performance goals pursuant to which such Awards shall vest, be granted or be paid out shall be any or a combination of the following performance measures applied to the Company, a division or a subsidiary: earnings per share; return on assets; an economic value added measure; shareholder return; earnings or earnings before interest, taxes and amortization; stock price; total shareholder return; return on equity; return on total capital; return on assets or net assets; revenue; reduction of expenses; free cash flow; income or net income; operating income or net operating income; gross profit; operating profit or net operating profit; operating margin or profit margin; return on operating revenue; return on invested capital; market segment share; customer satisfaction; or safety. For any performance period, such performance objectives may be measured on an absolute basis or relative to a group of peer companies selected by the Committee, relative to internal goals or relative to levels attained in prior years. The performance goals may be subject to such adjustments as are specified in advance by the Committee in accordance with Section 162(m) of the Code.

ARTICLE V

OPTIONS

5.1  Authority to Grant Options.  Subject to the terms and provisions of the Plan, the Committee (or the Chief Executive Officer to the extent provided in Section 4.1), at any time, and from time to time, may grant Options under the Plan to eligible persons in such number and upon such terms as the Committee shall determine.

5.2  Type of Options Available.  All options granted under the Plan shall be nonqualified stock options that are not intended to satisfy the requirements of section 422 of the Code.

5.3  Option Agreement.  Each Option grant under the Plan shall be evidenced by an Option Agreement that shall specify (a) the Option Price, (b) the duration of the Option, (c) the number of shares of Stock to which the Option pertains, (d) the exercise restrictions applicable to the Option, and (e) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan.

5.4  Option Price.  The price at which shares of Stock may be purchased under an Option (the “Option Price”) shall not be less than 100 percent (100%) of the Fair Market Value of the shares of Stock on the date the Option is granted. Any Options granted by the Chief Executive Officer as permitted in Section 4.1 shall have a per share exercise price that is equal to the Fair Market Value of a share of Stock on the date the Option is granted. Subject to the limitation set forth in the preceding sentences of this Section 5.4, the Committee shall determine the Option Price for each grant of an Option under the Plan. Except as provided in Section 4.5, the Committee shall not directly or indirectly lower the Option Price of a previously granted Option.

5.5  Duration of Options.  An Option shall not be exercisable after the earlier of (i) the general term of the Option specified in Section 5.5(a), or (ii) the period of time specified herein that follows the Optionee’s death, Disability, Retirement or other Termination of Employment. Unless the Optionee’s applicable Option Agreement specifies otherwise, an Option shall not continue to vest after the Optionee’s Termination of Employment for any reason other than the death or Disability of the Optionee.

(a) General Term of Option.  Unless the Option Agreement specifies a shorter general term, an Option shall expire on the tenth anniversary of the date the Option is granted.

(b) Early Termination of Option Due to Termination of Employment Other Than for Death, Disability or Retirement.  Except as may be otherwise expressly provided by the Committee in an Option Agreement, an Option shall terminate on the earlier of (1) the date of the expiration of the general term of the Option or (2) the date that is 60 days after the date of the Optionee’s Termination of Employment, whether with or without cause, for any reason other than the death, Disability or Retirement of the Optionee, during which period the

Optionee shall be entitled to exercise the Option in respect of the number of shares of Stock that the Optionee would have been entitled to purchase had the Optionee exercised the Option on the date of such Termination of Employment. The Committee shall determine whether an authorized leave of absence, absence on military or government service, or any other absence from service shall constitute a Termination of Employment.

(c) Early Termination of Option Due to Death.  Unless the Committee specifies otherwise in the applicable Option Agreement, in the event of the Optionee’s Termination of Employment due to death before the date of expiration of the general term of the Option, the Optionee’s Option shall terminate on the earlier of the date of expiration of the general term of the Option or the first anniversary of the date of the Optionee’s death, during which period the Optionee’s executors or administrators or such persons to whom such Options were transferred by will or by the laws of descent and distribution, shall be entitled to exercise the Option in respect of the number of shares of Stock that the Optionee would have been entitled to purchase had the Optionee exercised the Option on the date of his death.

(d) Early Termination of Option Due to Disability.  Unless the Committee specifies otherwise in the applicable Option Agreement, in the event of the Termination of Employment due to Disability before the date of the expiration of the general term of the Option, the Optionee’s Option shall terminate on the earlier of the expiration of the general term of the Option or the first anniversary of the date of the Termination of Employment due to Disability, during which period the Optionee shall be entitled to exercise the Option in respect of the number of shares of Stock that the Optionee would have been entitled to purchase had the Optionee exercised the Option on the date of such Termination of Employment.

(e) Early Termination of Option Due to Retirement.  Unless the Committee specifies otherwise in the applicable Option Agreement, in the event of the Optionee’s Termination of Employment due to Retirement before the date of the expiration of the general term of the Option, the Optionee’s Option shall terminate on the earlier of the expiration of the general term of the Option or the first anniversary of the date of the Termination of Employment due to Retirement, during which period the Optionee shall be entitled to exercise the Option in respect of the number of shares of Stock that the Optionee would have been entitled to purchase had the Optionee exercised the Option on the date of such Termination of Employment.

After the death of the Optionee, the Optionee’s executors, administrators or any person or persons to whom the Optionee’s Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the termination of the Option to exercise the Option, in respect to the number of all of the remaining unexercised and unexpired shares of Stock subject to the Option.

5.6  Amount Exercisable.  Each Option may be exercised at the time, in the manner and subject to the conditions the Committee specifies in the Option Agreement in its sole discretion. An Option Agreement may specify that an Option becomes fully vested and exercisable upon a Change in Control. Unless the Committee specifies otherwise in an applicable Option Agreement, an Option Agreement shall set forth the following terms regarding the exercise of the Option covered by the Option Agreement:

(a) No Option granted under the Plan may be exercised until an Optionee has completed one year of continuous employment with the Company or any subsidiary of the Company following the date of grant;

(b) Beginning on the day after the first anniversary of the date of grant, an Option may be exercised for up to 20 percent of the shares subject to the Option;

(c) After the expiration of each succeeding anniversary date of the date of grant, the Option may be exercised for up to an additional 20 percent of the shares initially subject to the Option, so that after the expiration of the fifth anniversary of the date of grant, the Option shall be exercisable in full;

(d) To the extent not exercised, installments shall be cumulative and may be exercised in whole or in part until the Option expires on the tenth anniversary of the date of grant.

However, the Committee, in its discretion, may change the terms of exercise so that any Option may be exercised so long as it is valid and outstanding from time to time in part or as a whole in such manner and subject to such conditions as the Committee may set. In addition, the Committee, in its discretion, may accelerate the time in which any outstanding Option may be exercised. However, in no event shall any Option be exercisable after the tenth anniversary of the date of the grant of the Option.

5.7  Exercise of Options.

(a) General Method of Exercise.  Subject to the terms and provisions of the Plan and an Optionee’s Option Agreement, Options may be exercised in whole or in part from time to time by the delivery of written notice in the manner designated by the Committee stating (1) that the Optionee wishes to exercise such option on the date such notice is so delivered, (2) the number of shares of Stock with respect to which the Option is to be exercised and (3) the address to which the certificate representing such shares of Stock should be mailed. Except in the case of exercise by a third party broker as provided below, in order for the notice to be effective the notice must be accompanied by payment of the Option Price by any combination of the following: (a) cash, certified check, bank draft or postal or express money order for an amount equal to the Option Price under the Option, (b) Stock with a Fair Market Value on the date of exercise equal to the Option Price under the Option, (c) an election to make a cashless exercise through a registered broker-dealer, (d) if provided in the Option Agreement or otherwise approved by the Committee, through a net exercise procedure whereby the Optionee surrenders the Option in exchange for that number of shares of Stock with an Aggregate Fair Market Value equal to the difference between the aggregate exercise price of the Options being surrendered and the aggregate Fair Market Value of the shares of Stock subject to the Option, or (e) any other form of payment which is acceptable to the Committee. If Stock is used for payment by the Optionee, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate Option Price of the shares of Stock being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft or postal or express money order payable to the order of the Company.

Whenever an Option is exercised by exchanging shares of Stock owned by the Optionee, the Optionee shall attest to the ownership of (according to procedures established by the Company) or deliver to the Company or its delegate certificates registered in the name of the Optionee representing, a number of shares of Stock legally and beneficially owned by the Optionee, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates, (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of an Option is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition of an Option.

(b) Issuance of Shares.  Subject to Section 4.4 and Section 5.7(c), as promptly as practicable after receipt of written notification and payment, in the form permitted under Section 10.3, of an amount necessary to satisfy any withholding tax liability that may result from the exercise of such Option, the Company shall deliver to the Optionee certificates for the number of shares with respect to which the Option has been exercised, issued in the Optionee’s name. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Optionee, at the address specified by the Optionee.

(c)  Limitations on Exercise Alternatives.  An Option may not be exercised for a fraction of a share of Stock.

5.8  Transferability of Options.  No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than (a) by will, (b) by the laws of descent and distribution, (c) pursuant to a domestic relations order, as defined in the Code, or (d) if permitted by the Committee and so provided in the Award Agreement or an amendment thereto, (i) to Immediate Family Members, (ii) to a partnership in which the Optionee and/or Immediate Family Members, or entities in which the Optionee and/or Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole partners, (iii) to a limited liability company in which the Optionee and/or Immediate Family Members, or entities in which the Optionee and/or Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole members, or (iv) to a trust for the sole benefit of the Optionee and/or Immediate Family Members. “Immediate Family Members” shall be defined as the spouse and natural or adopted children or grandchildren of the Optionee and their spouses. Any attempted assignment, transfer, pledge, hypothecation or other disposition of Options, or levy of attachment or similar process upon Options not specifically permitted herein, shall be null and void and without effect.

5.9  No Rights as Stockholder.  An Optionee shall not have any rights as a stockholder with respect to Stock covered by an Option until he exercises the Option; and, except as otherwise provided in Section 4.5, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of such exercise.

ARTICLE VI

RESTRICTED STOCK AWARDS

6.1  Restricted Stock Awards.  The Committee (or the Chief Executive Officer to the extent provided in Section 4.1) may make Awards of Restricted Stock to eligible persons selected by it. The amount of, the vesting and the transferability restrictions applicable to any Restricted Stock Award shall be determined by the Committee in its sole discretion. If the Committee imposes vesting or transferability restrictions on a Holder’s rights with respect to Restricted Stock, the Committee may issue such instructions to the Company’s share transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for Shares issued pursuant to a Restricted Stock Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the Shares be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the Stock as counsel for the Company considers necessary or advisable to comply with applicable law. Restricted Stock that is intended to qualify as performance-based compensation under Section 162(m) must be granted or vest based on the achievement of performance goals as described in Section 4.9 hereof and meet the other requirements of Section 162(m) of the Code.

6.2  Restricted Stock Award Agreement.  Each Restricted Stock Award shall be evidenced by an Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

6.3  Holder’s Rights as Stockholder.  Subject to the terms and conditions of the Plan, each recipient of a Restricted Stock Award shall have all the rights of a stockholder with respect to the shares of Restricted Stock included in the Restricted Stock Award during the Period of Restriction established for the Restricted Stock Award. Unless otherwise provided in the Award Agreement, dividends paid with respect to Restricted Stock in cash or property other than shares of Stock or rights to acquire shares of Stock shall be paid to the recipient of the Restricted Stock Award currently. Dividends paid in shares of Stock or rights to acquire shares of Stock shall be added to and become a part of the Restricted Stock. During the Period of Restriction, any certificates representing the Restricted Stock or book entry ownership shall be registered in the recipient’s name and bear a restrictive legend or notation to the effect that ownership of such Restricted Stock, and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms, and conditions provided in the Plan and the applicable Restricted Stock Award Agreement. Any such certificates shall be deposited by the recipient with the Secretary of the Company or such other officer of the Company as may be designated by the Committee, together with all stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock which shall be forfeited in accordance with the Plan and the applicable Restricted Stock Award Agreement.

ARTICLE VII

RESTRICTED STOCK UNIT AWARDS

7.1  Authority to Grant Restricted Stock Unit Awards.  Subject to the terms and provisions of the Plan, the Committee (or the Chief Executive Officer to the extent provided in Section 4.1), at any time, and from time to time, may grant Restricted Stock Unit Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine. The amount of, the vesting and the transferability restrictions applicable to any Restricted Stock Unit Award shall be determined by the Committee in its sole discretion. The Committee shall maintain a bookkeeping ledger account which reflects the number of Restricted Stock Units credited under the Plan for the benefit of a Holder. Restricted Stock Units that are intended to qualify as performance-based compensation under Section 162(m) must be granted or vest based on the achievement of performance goals as described in Section 4.9 hereof and meet the other requirements of Section 162(m) of the Code.

7.2  Restricted Stock Unit Awards.  A Restricted Stock Unit Award shall be similar in nature to Restricted Stock Award except that no shares of Stock are actually transferred to the Holder until a later date specified in the applicable Award Agreement. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of a share of Stock.

7.3  Restricted Stock Unit Award Agreement.  Each Restricted Stock Unit Award shall be evidenced by an Award Agreement that contains any Substantial Risk of Forfeiture, transferability restrictions, form and time of payment provisions and other provisions not inconsistent with the Plan as the Committee may specify.

7.4  Form of Payment Under Restricted Stock Unit Award.  Payment under a Restricted Stock Unit Award shall be made in either cash or shares of Stock as specified in the Holder’s Award Agreement.

7.5  Time of Payment Under Restricted Stock Unit Award.  A Holder’s payment under a Restricted Stock Unit Award shall be made at such time as is specified in the Holder’s Award Agreement. The Award Agreement shall specify that the payment will be made (1) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the Fiscal Year in which the Restricted Stock Unit Award payment is no longer subject to a Substantial Risk of Forfeiture or (2) at a time that is permissible under Section 409A.

7.6  Holder’s Rights as Stockholder.  A Holder of a Restricted Stock Unit Award shall have no rights of a stockholder with respect to the Restricted Stock Unit Award. A Holder shall have no voting rights with respect to any Restricted Stock Unit Award. A Holder of a Restricted Stock Unit Award may be entitled to dividend equivalent rights, if provided in the Award Agreement.

7.7  Compliance With Section 409A.  Restricted Stock Unit Awards shall be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A.

ARTICLE VIII

ADMINISTRATION

8.1  Awards.  The Plan shall be administered by the Committee or, in the absence of the Committee, the Plan shall be administered by the Board. The members of the Committee shall serve at the discretion of the Board. The Committee shall have full and exclusive power and authority to administer the Plan and to take all actions that the Plan expressly contemplates or are necessary or appropriate in connection with the administration of the Plan with respect to Awards granted under the Plan.

8.2  Authority of the Committee.  The Committee shall have full and exclusive power to interpret and apply the terms and provisions of the Plan and Awards made under the Plan, and to adopt such rules, regulations and guidelines for implementing the Plan as the Committee may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of the Plan. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. All questions of interpretation and application of the Plan, or as to award granted under the Plan, shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

(a) determine the persons to whom and the time or times at which Awards will be made;

(b) determine the number and exercise price of shares of Stock covered in each Award, subject to the terms and provisions of the Plan;

(c) determine the terms, provisions and conditions of each Award, which need not be identical and need not match the default terms set forth in the Plan;

(d) accelerate the time at which any outstanding Award will vest;

(e) prescribe, amend and rescind rules and regulations relating to administration of the Plan; and

(f) make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the Plan.

The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award to a Holder in the manner and to the extent the Committee deems necessary or desirable to further the Plan’s objectives. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan. As permitted by law and the terms and provisions of the Plan, the Committee may delegate its authority as identified in this Section 8.2.

The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article VIII and all other Articles of the Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all persons. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Board shall be entitled to rely upon the advice, opinions, or valuations of any such persons.

8.3  Decisions Binding.  All determinations and decisions made by the Committee or the Board, as the case may be, pursuant to the provisions of the Plan and all related orders and resolutions of the Committee or the Board, as the case may be, shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Holders and the estates and beneficiaries of Employees and Holders.

8.4  No Liability.  Under no circumstances shall the Company, the Board or the Committee incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to the Plan or the Company’s, the Committee’s or the Board’s roles in connection with the Plan.

ARTICLE IX

AMENDMENT OR TERMINATION OF PLAN

9.1  Amendment, Modification, Suspension, and Termination.  Subject to Section 9.2 the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company’s stockholders and except as provided in Section 4.5, the Committee shall not directly or indirectly lower the Option Price of a previously granted Option, and no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by applicable law or stock exchange rules.

9.2  Awards Previously Granted.  Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Holder holding such Award.

ARTICLE X

MISCELLANEOUS

10.1  Unfunded Plan/No Establishment of a Trust Fund.  Holders shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Affiliates may make to aid in meeting obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Holder, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the

Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as expressly set forth in the Plan. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Holder under the Plan. All Holders shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

10.2  No Employment Obligation.  The granting of any Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ, or utilize the services of, any Holder. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Award has been granted to him, and nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or its Affiliates to terminate any Holder’s employment at any time or for any reason not prohibited by law.

10.3  Tax Withholding.  The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Holder any sums required by federal, state or local tax law to be withheld with respect to the vesting or exercise of an Award or lapse of restrictions on an Award. In the alternative, the Company may require the Holder (or other person validly exercising the Award) to pay such sums for taxes directly to the Company or any Affiliate in cash or by check within one day after the date of vesting, exercise or lapse of restrictions. In the discretion of the Committee, and with the consent of the Holder, the Company may reduce the number of shares of Stock issued to the Holder upon such Holder’s exercise of an Option to satisfy the tax withholding obligations of the Company or an Affiliate; provided that the Fair Market Value of the shares of Stock held back shall not exceed the Company’s or the Affiliate’s Minimum Statutory Tax Withholding Obligation. The Committee may, in its discretion, permit a Holder to satisfy any Minimum Statutory Tax Withholding Obligation arising upon the vesting of Restricted Stock or the payout of Restricted Stock Units by delivering to the Holder of the Restricted Stock Award or Restricted Stock Unit Award payable in Stock a reduced number of shares of Stock in the manner specified herein. If permitted by the Committee and acceptable to the Holder, at the time of vesting of shares of Restricted Stock or payout of Restricted Stock Units, the Company shall (a) calculate the amount of the Company’s or an Affiliate’s Minimum Statutory Tax Withholding Obligation on the assumption that all such shares or units are vested, (b) reduce the number of such shares of Stock made available for delivery so that the Fair Market Value of the shares of Stock withheld on the vesting date approximates the Company’s or an Affiliate’s Minimum Statutory Tax Withholding Obligation and (c) in lieu of the withheld shares of Stock, remit cash to the United States Treasury and other applicable governmental authorities, on behalf of the Holder, in the amount of the Minimum Statutory Tax Withholding Obligation. The Company shall withhold only whole shares of Stock to satisfy its Minimum Statutory Tax Withholding Obligation. Where the Fair Market Value of the withheld shares of Stock does not equal the amount of the Minimum Statutory Tax Withholding Obligation, the Company shall withhold shares of Stock with a Fair Market Value slightly less than the amount of then Minimum Statutory Tax Withholding Obligation and the Holder must satisfy the remaining minimum withholding obligation in some other manner permitted under this Section 10.3. The withheld shares of Stock not made available for delivery by the Company shall be retained as treasury shares or will be cancelled and, in either case, the Holder’s right, title and interest in such shares of Stock shall terminate. The Company shall have no obligation upon vesting, exercise or payout of any Award or lapse of restrictions on Restricted Stock until the Company or an Affiliate has received payment sufficient to cover the Minimum Statutory Tax Withholding Obligation with respect to that vesting, payout, exercise or lapse of restrictions. Neither the Company nor any Affiliate shall be obligated to advise a Holder of the existence of the tax or the amount which it will be required to withhold.

10.4  Written Agreement.  Each Award shall be embodied in a written agreement or statement which shall be subject to the terms and conditions of the Plan. The Award Agreement shall be signed by a member of the Committee on behalf of the Committee and the Company or by an executive officer of the Company, other than the Holder, on behalf of the Company, and may be signed by the Holder to the extent required by the Committee. The Award Agreement may specify the effect of a Change of Control on the Award. The Award Agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms and provisions of the Plan.

10.5  Indemnification of the Committee.  The Company shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further action on his or her part to indemnity from the Company for, all expenses (including attorney’s fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by such member in connection with or arising out of any action, suit or proceeding in which such member may be involved by reason of such member being or having been a member of the Committee, whether or not he or she continues to be a member of the Committee at the time of incurring the expenses, including, without limitation, matters as to which such member shall be finally adjudged in any action, suit or proceeding to have been negligent in the performance of such member’s duty as a member of the Committee. However, this indemnity shall not include any expenses incurred by any member of the Committee in respect of matters as to which such member shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee. In addition, no right of indemnification under the Plan shall be available to or enforceable by any member of the Committee unless, within 60 days after institution of any action, suit or proceeding, such member shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and shall be in addition to all other rights to which a member of the Committee may be entitled as a matter of law, contract or otherwise.

10.6  Gender and Number.  If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

10.7  Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

10.8  Headings.  Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms and provisions of the Plan.

10.9  Other Compensation Plans.  The adoption of the Plan shall not affect any other option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive compensation arrangements for Employees.

10.10  Other Awards.  The grant of an Award shall not confer upon the Holder the right to receive any future or other Awards under the Plan, whether or not Awards may be granted to similarly situated Holders, or the right to receive future Awards upon the same terms or conditions as previously granted.

10.11  Successors.  All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

10.12  Law Limitations/Governmental Approvals.  The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

10.13  Delivery of Title.  The Company shall have no obligation to issue or deliver evidence of title for shares of Stock issued under the Plan prior to:

(a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b) completion of any registration or other qualification of the Stock under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

10.14  Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Stock as to which such requisite authority shall not have been obtained.

10.15  No Fractional Shares.  No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, additional Awards, or other property shall be issued or paid in lieu of fractional shares of Stock or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

10.16  Persons Based Outside of the United States.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Affiliates operate or have Employees, the Committee, in its sole discretion, shall have the power and authority to:

(a) determine which Affiliates shall be covered by the Plan;

(b) determine which persons employed outside the United States are eligible to participate in the Plan;

(c) modify the terms and conditions of any Award granted to persons who are employed outside the United States to comply with applicable foreign laws;

(d) establish subplans and modify exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 10.16 by the Committee shall be attached to the Plan document as Appendices; and

(e) take any action, before or after an Award is granted, that it deems advisable to obtain or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Award shall be granted, that would violate any securities law or governing statute or any other applicable law. Any income derived under the Plan shall not be treated as a part of an Employee’s regular compensation or salary for purposes of computing statutorily mandated severance benefits or other statutorily mandated benefits in foreign jurisdictions.

10.17  Waiver of Jury.  Each Award Agreement shall specify that the Award recipient and the Company shall both waive a trial by jury of any or all issues arising in any action or proceeding between the parties or their successors, heirs and assigns, under or connected with the Award, the Plan, or any of the provisions of the Award Agreement or the Plan.

10.18  Governing Law.  The provisions of the Plan and the rights of all persons claiming thereunder shall be construed, administered and governed under the laws of the State of Texas, without regard to principles of conflicts of law.

CAL DIVE INTERNATIONAL, INC.
ANNUAL MEETING OF STOCKHOLDERS
Monday, May 7, 2007
4:00 p.m.
The Oak Room
The Greenspoint Club
16925 Northchase
Houston, TX 77060

Cal Dive International, Inc.	proxy

This Proxy is Solicited on Behalf of the Board of Directors
     The undersigned, having duly received the Notice of Annual Meeting of Stockholders and the Proxy Statement, dated April 9, 2007, hereby appoints G. Kregg Lunsford and Lisa Manget Buchanan as Proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all common shares of Cal Dive International, Inc. held of record by the undersigned on March 30, 2007 at the 2007 Annual Meeting of Stockholders to be held on May 7, 2007 at 4:00 p.m. in the Oak Room of the Greenspoint Club, 16925 Northchase, Houston, Texas 77060, and any adjournments thereof.
(Please See Reverse Side).

▼ Please detach here ▼

The Board of Directors Recommends a Vote FOR Proposals 1 and 2.

1. To elect two “Class I” directors of the Company to have a term expiring in 2010 and until his successor shall be elected and duly qualified.
01 Owen E. Kratz                    02 David E. Preng
You may vote on the Proposal by marking one of the following boxes.
INSTRUCTIONS: To WITHHOLD AUTHORITY to vote for any individual nominee, write that person’s name in the space provided to the right.)
2.	To approve the Amended and Restated 2006 Long Term Incentive Plan

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

☐	FOR the two “Class I” nominees (except as indicated below)	☐	WITHHOLD AUTHORITY

☐ For	☐ Against	☐ Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE CLASS I DIRECTORS INDICATED IN PROPOSAL 1, FOR PROPOSAL 2 AND IN THE PROXY HOLDER’S DISCRETION ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF. ABSTENTIONS WILL BE COUNTED TOWARD THE EXISTENCE OF A QUORUM.

Dated:

Signature(s) in Box
Please sign exactly as the name appears on this Proxy. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.